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                                                                   EXHIBIT 10.35












                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A TEXAS LIMITED PARTNERSHIP

                                TABLE OF CONTENTS
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership


ARTICLE I  DEFINITIONS............................................................................................1
ARTICLE II  FORMATION AND AGREEMENT OF LIMITED PARTNERSHIP........................................................2
         SECTION 2.1  Partnership Formation; Effective Date.......................................................2
         Section 2.2  Name of Partnership.........................................................................2
         Section 2.3  Purposes and Investment Objectives..........................................................2
         SECTION 2.4  Statement of Philosophy and Values..........................................................3
         Section 2.5  Registered Agent and Office; Principal Place of Business....................................4
         Section 2.6  Commencement and Term.......................................................................4
ARTICLE III  PARTNERS AND CAPITAL CONTRIBUTIONS...................................................................4
         Section 3.1  Initial Capital Contributions of Partners...................................................4
         Section 3.2  Liability of Partners - For Capital.........................................................5
         Section 3.3  Maintenance of Capital Accounts; Withdrawals of Capital; Withdrawals from the Partnership...5
         Section 3.4  Interest on Capital Contributions or Capital Accounts.......................................6
         Section 3.5  Additional Funding..........................................................................6
         Section 3.6  Enforcement of Commitments..................................................................7
         SECTION 3.7. Investor Limited Partner Documentation......................................................8
         SECTION 3.8. Reserved Powers of Partners.................................................................9
         SECTION 3.9  Obligations Relating to Real Property......................................................10
ARTICLE IV  NAMES AND ADDRESSES OF PARTNERS......................................................................11
ARTICLE V  MANAGEMENT OF THE PARTNERSHIP.........................................................................11
         Section 5.1  General Authority and Powers of the General Partner and Investor General Partner...........11
         Section 5.2  Restrictions on Authority of the General Partner and Investor General Partner..............12
         Section 5.3  Duties of the General Partner and the Investor General Partner.............................13
         Section 5.4  Delegation by the General Partner..........................................................13
         Section 5.5  Right to Rely Upon the Authority of the General Partner....................................14
         Section 5.6  Partnership Expenses.......................................................................14
         Section 5.7  No Management by Limited Partners..........................................................16
         SECTION 5.8  Consent by Limited Partners to Exercise of Certain Rights and Powers
                       by the General Partner and the Investor General Partner...................................16
         Section 5.9  Other Business of Partners.................................................................17
         Section 5.10 General Partner's and the Investor Limited Partner's Standard of Care......................20
         Section 5.11 Limitation of Liability....................................................................20
         Section 5.12 Indemnification of the General Partner and the Investor General Partner....................21


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
         Section 5.13 Role of and Decisions by Investor General Partner..........................................21
         Section 5.14 Purchase of Goods and Services from the General Partner....................................22
         Section 5.15 Certain Decisions of the General Partner and the Investor General Partner..................22
         SECTION 5.16 Indemnity by the Partnership...............................................................23
         Section 5.17 Force Majeure..............................................................................23
ARTICLE VI  DISTRIBUTIONS AND ALLOCATIONS........................................................................24
         Section 6.1  Distributions of Cash Flow from Operations and Cash from Sales or Refinancing..............24
         Section 6.2  Profits....................................................................................24
         Section 6.3  Losses.....................................................................................25
         Section 6.4  Code Section 704(c) Tax Allocations........................................................25
         Section 6.5  Miscellaneous..............................................................................25
         Section 6.6  Special Allocations of Guarantee Fees......................................................26
ARTICLE VII  DISSOLUTION, WINDING UP AND LIQUIDATING DISTRIBUTIONS...............................................26
         Section 7.1  No Termination by Certain Acts of Partner..................................................26
         Section 7.2  Dissolution................................................................................27
         Section 7.3  Dissolution and Final Liquidation..........................................................27
         Section 7.4  Termination................................................................................29
         Section 7.5  Payment in Cash............................................................................29
         Section 7.6  Goodwill and Trade Name....................................................................29
         Section 7.7  Termination of Noncompetition Covenants....................................................29
ARTICLE VIII  REMOVAL OR WITHDRAWAL OF GENERAL PARTNER AND PARTNERS AND TRANSFER OF PARTNERS' PARTNERSHIP
              AND/OR ECONOMIC INTERESTS..........................................................................30
         Section 8.1  SAHMI and VHI - Transfers..................................................................30
         Section 8.2  Partners' Right to Continue When Partnership has no General Partner........................30
         Section 8.3  Relationship with Substitute General Partner...............................................31
         Section 8.4  Investor General Partner and Investor Limited Partner - Restriction on Transfer............31
         Section 8.5  Condition Precedent to Transfer of Economic Interest and/or Partnership  Interest..........33
         Section 8.6  Substitute Partner - Conditions to Fulfill.................................................33
         Section 8.7  Allocations Between Transferor and Transferee..............................................33
         Section 8.8  Rights, Liabilities of, and Restrictions on Assignee.......................................34
         Section 8.9  Death of a Partner.........................................................................34
         Section 8.10 Repurchase of Interests in Certain Event...................................................35
ARTICLE IX  RECORDS, ACCOUNTINGS AND REPORTS.....................................................................36
         Section 9.1  Books of Account...........................................................................36
         Section 9.2  Access to Records..........................................................................36
         Section 9.3  Bank Accounts and Investment of Funds......................................................36
         Section 9.4  Fiscal Year................................................................................37
         Section 9.5  Accounting Reports.........................................................................37
         Section 9.6  Tax Matters Partner........................................................................37
ARTICLE X  MEETINGS AND VOTING RIGHTS OF PARTNERS................................................................38

         Section 10.1 Meetings...................................................................................38
         Section 10.2 Voting Rights of Partners..................................................................38
ARTICLE XI  AMENDMENTS...........................................................................................39
         Section 11.1 Authority to Amend by General Partner and the Investor General Partner.....................39
         SECTION 11.2 Restrictions on Amendments.................................................................40
         Section 11.3 Amendments to Certificate..................................................................40
ARTICLE XII  MISCELLANEOUS.......................................................................................40
         Section 12.1 Revocable Limited Power of Attorney........................................................40
         Section 12.2 Waiver of Provisions.......................................................................41
         Section 12.3 Interpretation and Construction............................................................41
         Section 12.4 Governing Law..............................................................................41
         Section 12.5 Partial Invalidity.........................................................................41
         Section 12.6 Binding on Successors......................................................................41
         Section 12.7 Notices and Delivery.......................................................................41
         Section 12.8 Counterpart Execution; Facsimile Execution.................................................42
         Section 12.9 Statutory Provisions.......................................................................42
         Section 12.10 Waiver of Partition.......................................................................42
         Section 12.11 Change In Law.............................................................................42
         SECTION 12.12 Investment Representations of the Partners................................................43
         SECTION 12.13 Decisions by General Partner and Investor General Partner Representatives.................44
         SECTION 12.14 Referrals to Hospital and Ownership of Shares of Common Stock of MedCath Incorporated.....45
         SECTION 12.15 Acknowledgments Regarding Legal Representation............................................45
         SECTION 12.16 Arbitration...............................................................................45
         SECTION 12.17 Exhibits..................................................................................46


                                      iii
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                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership


         THESE SECURITIES ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND THE TEXAS SECURITIES ACT IN RELIANCE UPON THE REPRESENTATION OF EACH PURCHASER OF THE SECURITIES THAT THE SAME ARE BEING ACQUIRED FOR INVESTMENT PURPOSES. THESE SECURITIES MAY ACCORDINGLY NOT BE RESOLD OR OTHERWISE TRANSFERRED OR CONVEYED IN THE ABSENCE OF REGISTRATION OF THE SAME PURSUANT TO THE APPLICABLE SECURITIES LAWS UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP IS FIRST OBTAINED THAT SUCH REGISTRATION IS NOT THEN NECESSARY. ANY TRANSFER CONTRARY HERETO SHALL BE VOID.

         THIS LIMITED PARTNERSHIP AGREEMENT (the "Agreement") of San Antonio Heart Hospital, LP (the "Partnership"), a Texas Limited Partnership is made and entered into by and among Persons whose names addresses and taxpayer identification number are listed on the Information Exhibit.


                                    RECITALS

         A. The Partnership has been formed to develop, own and operate a general acute care hospital which hospital shall be located in or near San Antonio, Texas and shall specialize in all aspects of in-patient cardiology and cardiovascular care and surgery and any other services which the General Partner and the Investor General Partner may agree upon from time to time;

         B. It is intended that the Hospital will be an efficient, quality provider of medical services within the greater San Antonio, Texas area;

         C. The Capital Contributions and involvement of the Limited Partners are necessary to enable the Partnership to achieve its objectives.


                                    ARTICLE I

                                   DEFINITIONS

         Unless otherwise indicated, capitalized words and phrases in this Limited Partnership Agreement shall have the meanings set forth in the attached Glossary of Terms.

                                   ARTICLE II

                 FORMATION AND AGREEMENT OF LIMITED PARTNERSHIP

         SECTION 2.1       PARTNERSHIP FORMATION; EFFECTIVE DATE.

         The Partnership was formed upon the filing of the Certificate of Limited Partnership with the Secretary of State of Texas in accordance with the provisions of the Act. Upon the effectiveness of this Agreement, the Persons listed on the attached Information Exhibit shall be admitted to the Partnership as Partners and the Persons who executed the Certificate shall be withdrawn as Partners (unless they are listed on the Information Exhibit), all without the necessity of any further act or instrument and without causing the dissolution of the Partnership. The General Partner shall execute or cause to be executed all other such certificates or documents, and shall do or cause to be done all such filing, recording, or other acts, as may be necessary or appropriate from time to time to comply with the requirements of law for the continuation and/or operation of a limited partnership in the State of Texas, and other documents to reflect the admission of additional Partners to the Partnership. Any costs incurred by the General Partner in connection with the foregoing shall be reimbursed promptly upon the completion of such action. The Agreement shall be effective as of the date the Partnership was formed.

         SECTION 2.2       NAME OF PARTNERSHIP.

         The name of the Partnership is San Antonio Heart Hospital, LP.

         SECTION 2.3       PURPOSES AND INVESTMENT OBJECTIVES.

         The principal purposes of the Partnership are as follows:

                  (a) To develop, own and operate a general acute care hospital specializing in the diagnosis and treatment of cardiac disease and cardiovascular and vascular surgery and other medical services and procedures approved by the General Partner and the Investor General Partner from time to time in the greater San Antonio, Texas which would include, but not be limited to, the following:

                           (i)      Services and facilities to meet all
                  requirements of the State of Texas, Medicare, JCAHO and other credentialling or licensing bodies or agencies in order to have the Hospital licensed as a general acute care hospital and to perform medical and surgical services and to be eligible to obtain appropriate reimbursements therefore;

                           (ii) Approximately One Hundred Forty Thousand (140,000) square feet in a building to be constructed in accordance with plans and specifications approved by the Partnership;

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                           (iii)    Approximately sixty (60) medical/surgical
                  beds;

                           (iv) Three (3) heart catheterization laboratories for in-patient and emergency services with available space for one (1) additional heart catheterization laboratory;

                           (v)      One (1) electrophysiology laboratory;

                           (vi) Three (3) heart surgical suites with space for the development of one (1) additional heart surgical suite;

                           (vii)    All appropriate support services and
                  systems; and

                           (viii) Appropriate Equipment and services with respect to the facilities described above and as otherwise reasonably necessary or appropriate for the diagnosis and treatment of cardiovascular disease, including but not limited to invasive and non-invasive cardiac testing, invasive and non-invasive vascular procedures, interventional treatment including percutaneous transluminal coronary angioplasty and atherectomy, and cardiac surgery which would include, but not be limited to, bypass grafts and valve surgery.

                  The above size, number and scope of facilities of the Hospital are only preliminary estimates. The General Partner and the Investor General Partner are mutually authorized to finally make all determinations with respect thereto.

                  (b) To lease or acquire the real property, and if appropriate to construct a suitable building, in which the Hospital shall be located;

                  (c) Any other purpose reasonably related to (a) and (b) above.

         SECTION 2.4       STATEMENT OF PHILOSOPHY AND VALUES.

         Notwithstanding anything in this Agreement to the contrary, the Partnership and the Hospital shall be operated in accordance with the following philosophy and values in all material respects:

                  (a) The Hospital shall seek to participate in all public health care financing programs applicable to its business including the Medicare and Medicaid programs:

                  (b) The General Partner and Investor General Partner shall adopt and adhere to the policies of the Hospital, as they may be reasonably amended from time to time, for providing care for those patients who are unable to pay for Hospital care;

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                  (c)      The medical staff of the Hospital shall be open to
         any physician who meets the qualifications stated in the Bylaws, Rules and Regulations of the Medical Staff;

                  (d) The Partnership shall adopt and adhere to a conflict of interest policy with respect to contracts between the Partnership and Partners;

                  (e) All medical decisions and all policies and procedures relating to the delivery of medical services at the Hospital shall be made by those physicians who are members of the Medical Staff of the Hospital as provided in the Bylaws, Rules and Regulations of the Medical Staff.

         SECTION 2.5       REGISTERED AGENT AND OFFICE; PRINCIPAL PLACE OF
                           BUSINESS.

         The registered agent and office of the Partnership shall be as indicated in the Certificate of Limited Partnership, as amended from time to time. The principal place of business of the Partnership shall be at such location in San Antonio, Texas as selected by the General Partner from time to time. The General Partner shall promptly notify the Partners of any changes in the Partnership's registered agent, registered office, or principal place of business.

         SECTION 2.6       COMMENCEMENT AND TERM.

         The Partnership commenced on the filing of the Certificate of Limited Partnership in the Office of the Secretary of State of Texas, as required by
Section 2.1 hereof, and shall continue until December 31, 2061, unless sooner terminated or dissolved as provided herein; provided, however, that the termination date may be extended for up to an additional forty (40) years in five (5) year increments upon the election of the General Partner. In the event the General Partner does not elect to extend the term hereof, the Investor General Partner may instead elect to extend the term hereof, subject to the General Partner's consent which shall not be unreasonably withheld or delayed.


                                   ARTICLE III

                       PARTNERS AND CAPITAL CONTRIBUTIONS

         SECTION 3.1       INITIAL CAPITAL CONTRIBUTIONS OF PARTNERS.

                  (a) The initial Capital Contributions of the Partners shall be set forth on Exhibit B to this Agreement:

                  (b) Such initial Capital Contribution shall be made as follows:

                           (i) SAHMI shall own a 1% General Partnership Interest in the Partnership and shall contribute to the Partnership for its General Partnership Interest at least 1% of the aggregate amount of such initial Capital Contributions.

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                           (ii)     The Investor General Partner shall own a one
                  percent (1%) General Partnership Interest and shall contribute to the Partnership for its General Partnership Interest at least one percent (1%) of the aggregate amount of such initial Capital Contribution.

                           (iii) VHI shall own a 50% Limited Partnership Interest in the Partnership and shall contribute to the Partnership for its Limited Partnership Interest at least 50% of the aggregate amount of such initial Capital Contributions.

                           (iv) The Investor Limited Partner shall own in the aggregate up to a 48% Limited Partnership Interest and shall contribute to the Partnership for its Limited Partnership Interest an amount equal in the aggregate to at least 48% of such initial Capital Contributions. The Limited Partnership Interests of the Limited Partners shall be owned as finally shown on the Information Exhibit attached hereto.

                  (c) The Partners may be liable to the Partnership for amounts distributed to them as a return of capital as provided by the Act. Partners shall not be required to contribute any additional capital to the Partnership except as provided in Section 3.5.

         SECTION 3.2       LIABILITY OF PARTNERS - FOR CAPITAL.

         The liability of each Partner for capital shall be limited to the amount of its agreed Capital Contribution as a Partner as provided in Section
3.1 and Section 3.5, except that the Partners may be liable to the Partnership for amounts distributed to them as a return of capital as provided by the Act. The Partners shall not be required to contribute any additional capital to the Partnership except as provided in Section 3.5.

         SECTION 3.3 MAINTENANCE OF CAPITAL ACCOUNTS; WITHDRAWALS OF CAPITAL; WITHDRAWALS FROM THE PARTNERSHIP.

         An individual Capital Account shall be maintained for each Partner in accordance with requirements of the Code and the Regulations promulgated thereunder. No Partner shall be entitled to withdraw or to make demand for withdrawal of any part of its Capital Account or to receive any distribution except as provided herein. Except as otherwise provided in this Agreement, each Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. No Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions or allocations, except as provided in this Agreement.

         Except as otherwise provided herein, a Partner may not withdraw from the Partnership without the written consent of the General Partner and the Investor General Partner and in no case shall a Partner have the right to have its Interest redeemed by the Partnership unless approved by the General Partner and the Investor General Partner.

         SECTION 3.4       INTEREST ON CAPITAL CONTRIBUTIONS OR CAPITAL
                           ACCOUNTS.

         No interest shall be paid to any Partner based solely on its Capital Contributions or Capital Account. The preceding sentence shall not prevent the Partnership from earning interest on its bank accounts and investments and distributing such earnings to the Partner in accordance with Articles VI and VII.

         SECTION 3.5       ADDITIONAL FUNDING.

         If from time to time, the General Partner and the Investor General Partner reasonably determine that funds in addition to that contemplated by Sections 3.1 and 3.2 are necessary or appropriate for the development or operation of the Hospital, then:

                  (a) First, on terms and conditions reasonably acceptable to the General Partner and the Investor General Partner, the General Partner or one of its Affiliates shall loan the Partnership up to Nine Million Dollars ($9,000,000) at the Prime Rate plus one percent (1%) per annum which loan shall be secured by the Partnership's assets. Interest shall be paid monthly in arrears. Funds initially shall be advanced hereunder through the period ending no later that the first
         (1st) anniversary of the opening of the Hospital. Amounts then outstanding shall be repaid with interest on a five (5) year repayment schedule so that the principal amount of the loan is reduced by one-sixtieth (1/60) per month, with interest payable monthly on the balance of the principal (the "Repayment Schedule"); provided the General Partner or one of its Affiliates, as the case may be, shall be required to advance additional amounts necessary to ensure that at the beginning of the thirteenth (13th) month following the opening of the Hospital, the Partnership has cash on hand of not less than Five Hundred Thousand Dollars ($500,000), which additional advances, if any, shall be added to the principal and repaid according to the Repayment Schedule. To the extent the Partnership repays such loan from time to time in amounts which are in excess of scheduled principal amounts, such amounts of excess principal payments may be reborrowed by the Partnership on mutually acceptable terms. The parties acknowledge that the Partnership intends to seek construction, mortgage and equipment financing from third party lenders and lessors and that the loans set forth in this subsection (a) are not intended to be used for such purposes, provided that the General Partner, in its discretion, may loan such funds for such purposes on an interim basis while permanent financing is being completed;

                  (b) Second, the General Partner thereafter shall use commercially reasonable efforts to borrow such funds from a bank or other lender on terms and conditions reasonably acceptable to the General Partner and Investor General Partner. All loans obtained hereunder shall be subject to the approval of the General Partner and Investor General Partner, which approval shall not be unreasonably withheld or delayed;

                  (c) Third, if loans as provided in (a) have been fully advanced for their intended purpose and loans as provided in (b) above are not reasonably available, the General Partner may through written notice require that the Partners contribute additional

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         capital to the Partnership pro rata according to their respective
         Partnership Interests; provided, however, that each Partner's maximum obligation for such additional Capital Contributions shall be limited so that any additional Capital Contributions required under this
         Section 3.5(c) added to the Partner's Initial Capital Contribution under Section 3.1 does not exceed the amount set forth at Exhibit B as the Aggregate Contribution Cap for such Partner, and further provided that after the initial seven (7) year period commencing when the Hospital opens to treat patients, the Aggregate Contribution Cap for each Partner shall be reduced to the amount set forth at Exhibit B as the Reduced Aggregate Contribution Cap for each Partner.

                  (d) Fourth, if additional funds are thereafter needed by the Partnership, the General Partner or one of its Affiliates may, but shall not be required to, loan such funds to the Partnership at the Prime Rate plus one percent (1%) per annum which loan shall be secured by the Partnership's assets. Interest shall be paid monthly in arrears and principal shall be repaid according to a schedule to be agreed upon by the Partnership and the General Partner or its Affiliate; and

                  (e) Fifth, if additional funds are thereafter needed by the Partnership, the General Partner shall request additional Capital Contributions from the Partners and each Partner may elect whether or not to contribute its pro rata portion of such additional capital requirements as optional Capital Contributions. The other Partners may elect to contribute optional Capital Contributions not contributed by any Partner hereunder. Thereafter, the General Partner shall reasonably adjust the percentage Partnership Interest of each Partner (based on the aggregate of all Capital Contributions made by all of the Partners in accordance with this Agreement) in the event any Partner elected not to make optional Capital Contributions pursuant to this Section 3.5(e);

                  (f) Sixth, if adequate funds have not been obtained or raised in accordance with (a) through (e) above (including, without limitation, taking into consideration funds made available by Partners for amounts which are in excess of their obligations hereunder), then the General Partner may elect to dissolve the Partnership provided, however, if any Partners or any of their Affiliates (i) have any outstanding loans to the Partnership or are committed to provide such loans or (ii) are providing a guaranty or are committed to provide a guaranty for any indebtedness of the Partnership, then only those Partners alone upon unanimous approval of such Partners, upon at least fifteen (15) days prior written notice to the other Partners, shall be entitled to so dissolve the Partnership due to the Partnership not having sufficient funds to meet its financial obligations or liabilities as they come due.

         SECTION 3.6       ENFORCEMENT OF COMMITMENTS.

         In the event any Partner (a "Delinquent Partner") fails to make a mandatory Capital Contribution as provided in Section 3.1 or Section 3.5 or an optional Capital Contribution as agreed to by the Partner under Section 3.5 (the "Commitment"), the General Partner shall give the Delinquent Partner a notice of the failure to meet the Commitment. If the Delinquent Partner fails to perform the Commitment (including any costs associated with the failure to meet the Commitment and interest on such obligation at the Default Rate) within ten (10) business days of the giving of notice, the General Partner may take such action that the General Partner deems appropriate, including but not limited to, enforcing the Commitment in the court of appropriate jurisdiction in the state in which the principal office of the Partnership is located or the state of the Delinquent Partner's address as then reflected in the Agreement. Each Partner expressly agrees to the jurisdiction of such courts but only for the enforcement of Commitments. The other Partners may elect to contribute additional amounts equal to any amount of the Commitment not contributed by such Delinquent Partner. The contributing Partner shall be entitled at its election to treat the amounts contributed pursuant to this Section either as a Capital Contribution or as a loan from the contributing Partner bearing interest at the Default Rate secured by the Delinquent Partner's Interest in the Partnership. If the contributing Partner elects to contribute such amount as a Capital Contribution, the percentage Partnership Interests of the Partners shall be adjusted proportionately. Until the contributing Partner is fully repaid for such loan made as a result of the default by the Delinquent Partner and only if the contributing Partner agrees to accept repayment of such amount, the contributing Partner shall be entitled to all distributions to which the Delinquent Partner would have been entitled had such Commitment been fulfilled thereby. Notwithstanding the foregoing, no Commitment or other obligation to make an additional Capital Contribution may be enforced by a creditor of the Partnership unless the Partner expressly consents to such enforcement or to the assignment of the obligation to such creditor. Notwithstanding anything contained herein to the contrary, (i) if either the Investor General Partner or Investor Limited Partner is a Delinquent Partner, then the General Partner may take all actions contemplated by this Section 3.6 without the consent of the Investor General Partner; and (ii) if either SAHMI or VHI is a Delinquent Partner, then the Investor General Partner may take all actions contemplated by this Section 3.6 without the consent of the General Partner.

         SECTION 3.7.      INVESTOR LIMITED PARTNER DOCUMENTATION.

         Prior to the execution of this Agreement, the Investor General Partner, the Investor Limited Partner, and all Investor Entities shall have delivered to the Partnership copies of all documents, instruments and agreements related to the formation, ownership and governance of the Investor General Partner, the Investor Limited Partner and all Investor Entities (the "Investor Documents"). The Partners acknowledge and agree that the ownership of the Investor General Partner, the Investor Limited Partner, and all Investor Entities shall not change without the written consent of the General Partner; provided, however, that transfers of any direct or indirect ownership of the Investor General Partner, the Investor Limited Partner, and all Investor Entities (except any changes of ownership described in Section 8.4(c) which shall remain in all events subject to said section) to any Owner or new Owner who executes the Required Documents as defined below prior to such transfer and which transfer otherwise complies in all respects with the governing documents of such entities approved by the General Partner in the manner set forth below shall not require the written consent of the General Partner so long as prior written notice of the transfer of ownership with all supporting documentation of said transfer is provided to the General Partner. In no event shall any transfer of an ownership interest in the Investor Limited Partner, Investor General Partner, or any Investor Entity be permitted if such transfer or change of ownership is to any Person who if a Partner would be in violation of Section 5.9(b) of this Agreement. None of the Investor Documents will be altered or amended without the consent of the General Partner, which consent shall not be unreasonably withheld. Contemporaneously with the Investor General Partner's and Investor Limited Partner's admission as a Limited Partner of the Partnership,
(i) the Investor Entities shall each execute an Addendum to Subscription Agreement under which, among other things, they agree to be bound by the terms and conditions of Section 5.9 hereof, and no additional Investor Entities shall be admitted as owners of the Investor General Partner or Investor Limited Partner unless such Investor Entities executes an Addendum to Subscription Agreement; and (ii) the Owners shall each execute an Addendum to Subscription Agreement under which, among other things, those individuals agree to be personally bound by the terms and conditions of Section 5.9 hereof, and additionally (unless such requirement is waived by the General Partner and the Investor General Partner), the Owners who are physicians (or their Practices) shall also execute a Hospital Professional Services Agreement with the Partnership and a Right of First Refusal Agreement with an Affiliate of the General Partner. No Person shall be admitted hereafter as an Owner of the Investor General Partner, Investor Limited Partner or Investor Entities unless such Person also executes such Addendum to Subscription Agreement, the Hospital Professional Services Agreement (Owners who are physicians only) and the Right of First Refusal Agreement (collectively, the "Required Agreements") so that they are bound thereby to the same extent as are Owners as of the date hereof.

         SECTION 3.8.      RESERVED POWERS OF PARTNERS.

         The following actions are the only actions which can be taken by the Partners and shall require the consent of the General Partner, VHI, the Investor General Partner and the Investor Limited Partner:

                  (a) Except as provided in Section 11.1, amendments to the Partnership's Certificate of Limited Partnership or this Agreement;

                  (a) A merger, consolidation, liquidation, or similar reorganization or transfer of a substantial portion of the Partnership's assets;

                  (b) A sale, lease encumbrance or other transfer of all or substantially all of the Partnership's assets, except for encumbrances incurred in connection with financing provided to the Partnership;

                  (c)      Admission of new Partners to the Partnership;

                  (d) Any alteration or amendment of the Partnership's Statement of Philosophy and Values and any action which is inconsistent with the Partnership's Statement of Philosophy and Values;

                  (e) Approval and authorization of disproportionate distributions or allocations of profits, losses or assets of the Partnership, except as specifically permitted elsewhere in this Agreement; and

                  (f)      Confession of a judgment against the Partnership.

         SECTION 3.9       OBLIGATIONS RELATING TO REAL PROPERTY.

         The Partnership intends to purchase a portion of approximately ___ acres of real property located at _____________ (the "Development") subject to the following:

                  (a) The agreement by the developer thereof to sell sufficient land on which to develop the Hospital for a purchase price or rent equal to or less than the fair market value thereof as determined by a qualified independent real estate appraiser is acceptable to the General Partner and the developer;

                  (b) The General Partner shall use its best efforts to cause the developer to record a restriction acceptable to the developer and the General Partner prohibiting any Person from using any part of the Development for a purpose which, if conducted by a Partner would violate Section 5.9 hereof;

                  (c) The agreement will contain other commercially reasonable terms and conditions, including without limitation, terms obligating the developer to execute commercially reasonable documents required by third parties providing financing to the Partnership which will require among other things, a first priority lien on the Partnership's interest in the Property.

         SECTION 3.10      MEDICAL OFFICE BUILDING.

         (a) The General Partner or its Affiliate is hereby authorized, itself or to designate another party, including, but not limited to, VHI, at its or their expense to develop and own a medical office building on real property which such party will lease or own adjacent to the Hospital and which will contain approximately Forty-Five Thousand (45,000) to Sixty Thousand (60,000) of leasable square footage (the "MOB"). The tenant space in the MOB may be leased to Partners, Owners, Practices or their Affiliates, or to other third parties. The owners of the MOB and the Partnership shall enter into cross easement agreements and other agreements which are customary for commercial real estate developments.

         (b) Unless otherwise approved in writing by the General Partner in its discretion, the Partnership shall not make any binding commitments regarding the financing or construction of the Hospital unless the General Partner or its designee has final approved plans to develop the MOB, in a form and for an amount of office space acceptable to the General Partner or its designee.

                                   ARTICLE IV

                         NAMES AND ADDRESSES OF PARTNERS

         The names and addresses of the Partners are as indicated on the Information Exhibit, attached hereto as Exhibit B and as amended from time to time.


                                    ARTICLE V

                          MANAGEMENT OF THE PARTNERSHIP

         SECTION 5.1 GENERAL AUTHORITY AND POWERS OF THE GENERAL PARTNER AND INVESTOR GENERAL PARTNER.

                  (a) Except as set forth in those provisions of this Agreement that specifically require the vote, consent, approval or ratification of the Partners or the approval or consent of the Investor General Partner and subject to (b) below, the General Partner and the Investor General Partner shall have control over the management of the business and affairs of the Partnership; provided, however, that the Investor General Partner shall not have any right or authority to act unilaterally on behalf of the Partnership but shall act only as expressly provided in this Agreement. Subject to the terms and conditions of this Agreement and except as otherwise provided herein, all Material Agreements and Material Decisions with respect to the business and affairs of the Partnership shall be approved or made by the General Partner and the Investor General Partner in accordance with
         Section 5.15 hereof. No Limited Partner has the actual or apparent authority to cause the Partnership to become bound in any contract, agreement or obligation, and no Limited Partner shall take any action purporting to be on behalf of the Partnership. Neither the General Partner nor the Investor General Partner shall cause the Partnership to become bound to any contract, agreement or obligation, and neither the General Partner nor the Investor General Partner shall take any other action on behalf of the Partnership, unless such matter has received the vote, consent, approval or ratification as required pursuant to this Agreement with respect to such matter or except as provided below with respect to the authority and actions of the General Partner. Except as provided specifically in this Agreement when the approval or consent of the Investor General Partner is required, the Investor General Partner shall not participate in the management of the business and affairs of the Partnership nor enter into any liabilities or obligations on behalf of the Partnership.

                  (b) The day-to-day management of the business and affairs of the Partnership shall be the responsibility of the General Partner pursuant to the terms of the Management Services Agreement, which management shall be subject to decisions, guidelines and policies made or established by the General Partner and the Investor General Partner, or, if applicable, the Governing Body, provided, however, decisions relating to medical and clinical practice at the Hospital shall be made exclusively by the qualified medical personnel of the Hospital under the direction of a member of the Hospital's Medical Staff.

                  (c) The parties acknowledge that the Management Services Agreement is an integral part of the plans to develop and operate the Hospital and its execution is a condition to the General Partner's participation in the Partnership.

         SECTION 5.2 RESTRICTIONS ON AUTHORITY OF THE GENERAL PARTNER AND INVESTOR GENERAL PARTNER.

         Neither the General Partner nor the Investor General Partner shall do any of the following:

                  (a)      Act in contravention of this Agreement;

                  (b) Act in any manner which would make it impossible to carry on the express business purposes of the Partnership;

                  (c) Commingle the Partnership funds with those of any other Person;

                  (d) Admit an additional General Partner, Investor General Partner or Substitute General Partner, except as provided in this Agreement;

                  (e) Admit an additional Limited Partner, except as provided in this Agreement;

                  (f) Alter the primary purposes of the Partnership as set forth in Section 2.3;

                  (g) Possess any property or assign the rights of the Partnership in specific property for other than a Partnership purpose;

                  (h) Employ, or permit the employ of, the funds or assets of the Partnership in any manner except for the exclusive benefit of the Partnership;

                  (i) Make any payments of any type, directly or indirectly, to anyone for the referral of patients to the Hospital in order to use the Hospital or to provide other services;

                  (j) Sell all or substantially all of the assets of the Partnership or merge the Partnership with or into any other Entity without the approval of all of the Partners; or

                  (k) Take any action that the General Partner or Investor General Partner knows would subject a Limited Partner to liability as if the Limited Partner were a general partner or the Partnership under the Act.

         SECTION 5.3 DUTIES OF THE GENERAL PARTNER AND THE INVESTOR GENERAL PARTNER.

                  (a) The General Partner and the Investor General Partner shall do the following:

                           (i) Diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership, however, neither the General Partner nor the Investor General Partner shall be required to devote their full time to such duties; and

                           (ii) Have a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership and of the Partners, including the safekeeping and use of all funds and assets, whether or not in its immediate possession and control, and it shall not employ or permit others besides the General Partner to employ such funds or assets in any manner except for the benefit of the Partnership.

                  (b)      The General Partner shall do the following:

                           (i)      Use its best efforts to cause the
                  Partnership to comply with such conditions as may be required from time to time to permit the Partnership to be classified for federal income tax purposes as a partnership and not as an association taxable as a corporation;

                           (ii)     File and publish all certificates,
                  statements, or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

                           (iii) Use its commercially reasonable best efforts to cause the Partnership to obtain and keep in force during the term of the Partnership fire and extended coverage and public liability and professional liability insurance with such issuers and in such amounts as the General Partner shall deem advisable, but in amounts not less (and deductible amounts not greater) than those customarily maintained with respect to the business equipment and property comparable to the Partnership's; and

                           (iv) Deliver to the Secretary of State of Texas for filing a periodic statement in accordance with the Act.

         SECTION 5.4       DELEGATION BY THE GENERAL PARTNER

         Subject to restrictions otherwise provided herein, the General Partner may at any time employ any other Person, including Persons and Entities employed by, affiliated with, or related to the General Partner to perform services for the Partnership and its business, and may delegate all or part of their authority or control to any such other Persons, provided that such employment or delegation shall not relieve the General Partner of its responsibilities and obligations under this Agreement or under the laws of the State of Texas nor will it make any such Person a Partner in the Partnership.

         SECTION 5.5       RIGHT TO RELY UPON THE AUTHORITY OF THE GENERAL
                           PARTNER.

         Persons dealing with the Partnership may rely upon the representation of the General Partner that such General Partner is a general partner of the Partnership and that such General Partner has the authority to make any commitment or undertaking on behalf of the Partnership. No Person dealing with the General Partner shall be required to determine its authority to make any such commitment or undertaking. In addition, no purchaser from the Partnership shall be required to determine the sole and exclusive authority of the General Partner to sign and deliver on behalf of the Partnership any instruments of transfer with respect thereto or to see to the application or distribution of revenues or proceeds paid or credited in connection therewith, unless such purchaser shall have received written notice from the Partnership affecting the same.

         SECTION 5.6       PARTNERSHIP EXPENSES.

                  (a) The Partnership shall pay the amounts due to the General Partner under the Management Services Agreement from time to time.

                  (b) The Partnership shall also pay the following expenses of the Partnership:

                           (i) All development and operational expenses of the Partnership, which may include, but are not limited to: the salary and related expenses of employees and staff of the Hospital, all costs of borrowed money, taxes, and assessments on the Hospital, and other taxes applicable to the Partnership; expenses in connection with the acquisition, maintenance, leasing, refinancing, operation, and disposition of the Equipment, furniture and fixtures of the Hospital (including legal, accounting, audit, commissions, engineering, appraisal, and the other fees); and the maintenance of the Hospital and its Equipment, which may be performed by the General Partner or one of its Affiliates as long as the charges to the Partnership for such service are no greater than the charges for such service from a third party service provider;

                           (ii) A medical director's fee in an amount which shall represent fair market value for the services to be rendered, and which shall be approved by the General Partner and the Investor General Partner to be paid to the Medical Director of the Hospital pursuant to the Medical Director Agreement; and

                           (iii) All fees and expenses paid to third parties for accounting, legal, documentation, professional, and reporting services to the Partnership, which may include, but are not limited to: preparation and documentation of Partnership bookkeeping, accounting and audits; preparation and documentation of budgets, cash flow projections, and working capital requirements; preparation and documentation of Partnership state and federal tax returns; and taxes incurred in connection with the issuance, distribution, transfer, registration, and recordation of documents evidencing ownership of a Partnership Interest or Economic Interest in the Partnership or in connection with the business of the Partnership; expenses in connection with preparing and mailing reports required to be furnished to the Partners or Economic Interest Owners for tax reporting or other purposes, including reports, if any, that may be required to be filed with any federal or state regulatory agencies, or expenses associated with furnishing reports to Partners which the General Partner and the Investor General Partner deem to be in the best interest of the Partnership; expenses of revising, amending, converting, modifying, or terminating the Partnership or this Agreement; costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceedings conducted by any regulatory agency involving the Partnership; costs of any computer equipment or services used for or by the Partnership; and the costs of preparing and disseminating informational material and documentation relating to a potential sale, refinancing, or other disposition of the Hospital or the Equipment.

                  (c) Guarantee Fee. In the event that any Partner of the Partnership or its Affiliates or MedCath Incorporated provide a guarantee of any indebtedness of the Partnership which is acceptable to and required by the Partnership's lenders ("Guarantor Partners") and such guarantees are not provided on a pro rata basis by all other Partners of the Partnership (the "Nonguarantor Partners"), then the Guarantor Partners shall be paid an annual guarantee fee equal to (a) the amount of such indebtedness which is guaranteed by the Guarantor Partners, multiplied by (b) .0075, multiplied by (c) the percentage Partnership Interest in the Partnership owned by the Nonguarantor Partners (the "Guarantee Fee"). The Guarantee Fee shall be paid quarterly and the expense thereof shall be allocated to the Nonguarantor Partner as follows:

                           (i) The Guarantee Fee shall be deducted from the Cash Distributions otherwise distributable to the Nonguarantor Partners and shall be paid to the Guarantor Partners;

                           (ii)     To the extent that at the time such
                  Guarantee Fee is due to be paid hereunder there are no anticipated Cash Distributions, then the Partnership shall pay such Guarantee Fee to the Guarantor Partners and the amount of such payments shall be charged to the Capital Accounts of the Nonguarantor Partners;

                           (iii) When Cash Distributions become available for distribution to the Partners in the future, the Cash Distributions otherwise distributable to the Nonguarantor Partners shall first be retained by the Partnership to the extent that amounts were previously charged to the Capital Accounts of the Nonguarantor Partners in accordance with subsection (ii) above and any remaining Cash Distributions shall be distributed to the Partners in accordance with
                  Section 6.1.

                  (d) Once a budget has been approved by the General Partner and the Investor General Partner, the General Partner shall have the authority to expend up to one hundred and ten percent (110%) of any and all funds which are included in the budget and sign all agreements related thereto, including reimbursement to the General Partner and its Affiliates for goods and services provided to the Partnership. The General Partner shall have the right to recast the budget by transferring all or part of the funds approved for specific line items to another category or line item by an aggregate amount not to exceed ten percent (10%) of the total budgeted funds. The General Partner is further authorized to make additional expenditures reasonably related to additional revenues or increased patient or procedural volumes provided that in making such additional expenditures the gross margin between net patient revenues and operating expenses of the Partnership is the same or greater than the gross margin between net patient revenues and operating expenses in the most recent budget approved by the General Partner and the Investor General Partner. The General Partner shall report to the Investor General Partner from time to time on variances between the Hospital's budget and actual operating results.

         SECTION 5.7       NO MANAGEMENT BY LIMITED PARTNERS.

         The Limited Partners shall take no part in, or at any time interfere in any manner with, the management, conduct, or control of the Partnership's business and operations and shall have no right or authority to act for or bind the Partnership except as set forth in this Agreement. The rights and powers of such Limited Partners shall not extend beyond those set forth in this Agreement and those granted under the Certificate of Limited Partnership and any attempt to participate in the control of the Partnership in a manner contrary to the rights and powers granted herein and under the Certificate of Limited Partnership shall be null and void and without force and effect. Subject to the decisions and judgment with respect to all professional medical or clinical matters of qualified medical personnel, the General Partner, and the Investor General Partner to the extent expressly provided for in this Agreement, shall have the right to determine when and how the operations of the Partnership shall be conducted in accordance with the terms of this Agreement. The exercise by any Limited Partner of any of the rights granted to the Limited Partner hereunder shall not be deemed to be taking part in the control of the business of the Partnership and shall not constitute a violation of this Section.

         SECTION 5.8 CONSENT BY LIMITED PARTNERS TO EXERCISE OF CERTAIN RIGHTS AND POWERS BY THE GENERAL PARTNER AND THE INVESTOR GENERAL PARTNER.

         By its execution hereof, each Limited Partner expressly consents to the exercise by the General Partner and the Investor General Partner of the rights, powers, and authority conferred on the General Partner and the Investor General Partner, respectively, by this Agreement.

         SECTION 5.9       OTHER BUSINESS OF PARTNERS.

                  (a) Subject to (b) below, any Partner may engage independently or with others in other business ventures of every nature and description, including without limitation the purchase of medical equipment, the rendering of medical services of any kind, and the making or management of other investments and neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures.

                  (b) Except as specifically provided in this Section 5.9, as long as any Partner owns a Partnership Interest in the Partnership, and for a period of five (5) years after a Partner ceases for any reason to own a Partnership Interest in the Partnership, neither a Partner, Investor Entity, Owner, Practice nor any of their respective Affiliates, shall hold, directly or indirectly, an investment, ownership or other beneficial interest in (x) any hospital, or (y) any other Entity (including a sole proprietorship) which provides any of the following services or facilities: cardiac catheterization, angioplasty, peripheral angioplasty, atherectomy, stenting and PTCA or other cardiac surgical procedures or services (collectively, the "Services"), in any case within a fifty (50) mile radius of the Hospital or in the cities of Fredericksburg and Kerrville, Texas (collectively, the "Territory"). Notwithstanding the terms of this
         Section 5.9(b):

                           (i) No Partner or Owner who is a physician shall be prohibited from maintaining his or her staff privileges and admitting and treating patients at any other hospital, nor from performing and receiving professional fees for interventional cardiac catheterization at any other hospital;

                           (ii) Nothing herein shall prohibit a Partner, Owner, Practice or their Affiliates from owning up to three percent (3%) of the outstanding capital stock of a company whose stock is publicly traded and listed on a nationally recognized securities exchange or from investing in a publicly traded mutual fund or making other investments with the prior written approval of the General Partner;

                           (iii) Nothing herein shall prevent the Investor Limited Partner, an Owner or a Practice from operating a cardiac catheterization laboratory in the MOB located on the Hospital's campus; provided, however, that, among the Investor Limited Partner, the Owners and the Practices, there may only be a total of two (2) cardiac catheterization laboratories in the MOB and further provided that (aa) only diagnostic and therapeutic (but not interventional) cardiac catheterization services may be provided in such laboratory and (bb) SAHMI or an Affiliate is engaged to manage the laboratories;

                           (iv)     Subject to the limitations set forth in
                  (iii) above, any Owner who is a physician may personally perform the professional physician services required for therapeutic and diagnostic cardiovascular services (other than interventional cardiac catheterization services) including, but not limited to, nuclear imaging, echocardiography, stress testing and other similar ancillary services, directly for his or her patients at the office established by such physician for the conduct of his regular medical practice, or at any hospital or any other facility and such Owner shall not be prevented from billing and receiving professional fees as a result of his or her professional medical services from any payor;

                           (v) Nothing herein shall prevent SAHMI or its Affiliates from separately operating a mobile catheterization laboratory within the Territory, but only if either SAHMI or an Affiliate thereof is providing such service as of the effective date of this Agreement pursuant to a lease of six
                  (6) months or less to a provider who is already providing cath lab services. In addition, SAHMI or its Affiliates may provide new mobile catheterization laboratory services in the Territory following the execution of this Agreement so long as the Partnership does not elect to provide such service with the approval for providing such service by the General Partner not to be unreasonably withheld;

                           (vi) Nothing herein shall prevent any Owner from personally performing professional medical services directly for his or her patients at any hospital or facility and from billing and receiving professional fees as a result of his or her professional medical services from any payor;

                           (vii) Nothing herein shall prevent any Owner from continuing to hold an ownership interest in an Entity which owns or leases a cardiac catheterization lab provided that such Owner held an ownership interest prior to April, 1, 2001; and

                           (viii) Notwithstanding the foregoing, in the event that any Partner, Investor Entity, Practice or Owner (whether alone or in conjunction with any third party) wishes to develop, own, manage, operate or otherwise participate in any entity within the Territory but outside of the area within the Highway 1604 Loop related to the provision of diagnostic and therapeutic, but excluding interventional, cardiac catheterization services, such Investor Entity, Practice, Owner or Partner shall, prior to agreeing to any such transaction or agreeing to vote his, her, or its interest to approve such transaction, give the other Partners written notice of such proposed transaction including all terms and conditions (the "Third Party Notice"). The other Partners who receive the Third Party Notice shall then have forty-five (45) days following receipt of the Third Party Notice to elect to agree to all material terms and conditions of the transaction including, without limitation, the time period over which any payments shall be made, set forth in the Third Party Notice (the "Option"), in which event such transaction shall be entered into only between the Partners. In the event the Partners receiving the Third Party Notice do not elect to exercise any such Option within such forty-five (45) day period, the applicable Investor Entity, Practice, Partner or Owner may enter into the transaction set forth in the Third Party Notice only within the ninety (90) day period immediately following such forty-five (45) day period. In the event that such Partner or Owner fails to enter into such transaction within such ninety
                  (90) day period, then the terms and conditions of this Section 5.9(b)(viii) shall again apply.

                  (c) The Partners and Owners have reviewed the term and geographical restrictions included in Section 5.9(b), and in light of the interests of the parties hereto, agree that such restrictions are fair and reasonable.

                  (d) In order to ensure that the Hospital has available to it at all times leading and qualified cardiologists and cardiovascular surgeons, as of the date hereof the Partnership is entering into the Hospital Professional Services Agreements (the "Professional Services Agreements") with the Owners who are physicians or the Practices which Professional Services Agreement includes in paragraph 7 thereof certain covenants by the Owners who are Physicians or Practices which are designed to ensure that the Owners who are physicians will be available to the Hospital from time to time in order to enable it to meet its objectives of being an efficient, quality provider of cardiology and cardiovascular services. The parties acknowledge and agree that the execution of the Professional Services Agreement by the Physician Owners or Practices is further consideration for the execution by all of the Partners of this Agreement.

                  (e) If there is a breach or threatened breach of the provisions of this Section 5.9 of this Agreement, in addition to other remedies at law or equity, the non-breaching party shall be entitled to injunctive relief. The parties desire and intend that the provisions of this Section 5.9 shall be enforced to the fullest extent permissible under the law and public policies applied, but the unenforceability or modification of any particular paragraph, subparagraph, sentence, clause, phrase, word, or figure shall not be deemed to render unenforceable the remainder of this Section 5.9. Should any such paragraph, subparagraph, sentence, clause, phrase, word, or figure be adjudicated to be wholly invalid or unenforceable, a court with applicable authority is hereby authorized to "blue pencil" or modify this Section, the balance of this Section 5.9 shall thereupon be modified in order to render the same valid and enforceable and the unenforceable portion of this Section 5.9 shall be deemed to have been deleted from this Agreement.

                  (f) The Partnership, the General Partner, the Investor General Partner and the Limited Partners agree that the benefits to any Limited Partner, Owner, Practice or Affiliate hereunder do not require, are not payment for, and are not in any way contingent upon the referral, admission or any other arrangement for the provision of any item or service offered by the General Partner or the Partnership to patients of such Limited Partner, Owner, Practice or their Affiliates in any facility, laboratory, cardiac catheterization facility or other health care operation controlled, managed or operated by the General Partner or the Partnership and nothing herein is intended to prohibit any party from practicing medicine at any other facility.

                  (g) The Investor Limited Partner and the Investor Entities shall cause each of their existing and future Owners to agree in writing to be personally bound by the terms of this Section 5.9.

         SECTION 5.10 GENERAL PARTNER'S AND THE INVESTOR LIMITED PARTNER'S STANDARD OF CARE.

         The General Partner and the Investor General Partner shall act in a manner they believe in good faith to be in the best interest of the Partnership and with such care as an ordinary prudent Person in a like position would use under similar circumstances. In discharging their duties, the General Partner and the Investor General Partner shall be fully protected in relying in good faith upon the records required to be maintained under this Agreement and upon such information, opinions, reports and statements by any Partners, agents, or by any other Person as to matters the General Partner or Investor General Partner reasonably believe are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Partnership, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, income or losses of the Partnership or any other facts pertinent to the existence and amount of assets from which distributions to Partners might properly be paid.

         The obligations of the General Partner and the Investor General Partner set forth above and in Section 5.3(a) shall not preclude the Partners from having the right to vote or approve Partnership matters in accordance with the terms of this Agreement regardless of the personal interest of any Partner in the outcome of any vote, decision or matter; provided, however, that such personal interest of any Partner in the outcome of any vote, decision or matter shall be disclosed to the Partnership pursuant to a Conflict of Interest Policy adopted by the Partnership.

         SECTION 5.11      LIMITATION OF LIABILITY.

         Neither the General Partner nor an Investor General Partner shall be liable to the Partnership, or its Partners, for any action taken in managing the business or affairs of the Partnership if it performs the duty of its office in compliance with the standard contained in Section 5.10. Neither the General Partner nor the Investor General Partner have guaranteed nor shall they have any obligation with respect to the return of a Partner's Capital Contribution or share of income from the operation of the Partnership. Furthermore, neither the General Partner nor the Investor General Partner, nor any of their Affiliates or employees (collectively, "Agents") shall be liable to the Partnership or to any Partner for any loss or damage sustained by the Partnership or any Partner except loss or damage resulting from gross negligence or intentional misconduct or knowing violation of law or a transaction for which such General Partner, Investor General Partner or Agent received a personal benefit in violation or breach of the provisions of this Agreement; provided, however, that the limitation of liability set forth at this Section 5.11 does not apply to any liabilities related to the performance of professional medical services.

         SECTION 5.12 INDEMNIFICATION OF THE GENERAL PARTNER AND THE INVESTOR GENERAL PARTNER.

                  (a) The General Partner, the Investor General Partner and their Agents (as defined in Section 5.11) shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses, including attorneys' fees and amounts paid in settlement of any claims sustained by them arising out of any action or inaction of the Partner or its Agents in its capacity as a General Partner or Investor General Partner of the Partnership (or, in the case of an Agent, within the scope of the General Partner's or Investor General Partner's authority) to the fullest extent allowed by law, provided that the same were not the result of gross negligence or willful misconduct on the part of the General Partner, Investor General Partner or Agent and provided that the General Partner, Investor General Partner or an Agent, in good faith, reasonably determined that such course of conduct was in the best interest of the Partnership; provided, however, that such indemnification and agreement to hold harmless shall be recoverable only out of Partnership assets. Subject to applicable law, the Partnership shall advance expenses incurred with respect to matters for which the General Partner, Investor General Partner or Agents may be indemnified hereunder.

                  (b) If at any time, the Partnership has insufficient funds to furnish indemnification as herein provided, it shall provide such indemnification if and as it generates sufficient funds and prior to any cash distributions, pursuant to Article VI or Article VII hereof, to the Partners.

         SECTION 5.13      ROLE OF AND DECISIONS BY INVESTOR GENERAL PARTNER.

         Notwithstanding anything herein to the contrary, the Investor General Partner shall take no action nor make any decision on behalf of the Partnership except to the extent it is expressly authorized to do so under this Agreement in its capacity as Investor General Partner. The Investor General Partner shall designate upon written notice to the Investor General Partner three (3) individuals, any of whom shall be authorized to convey the Investor General Partner's consent, approval, or agreement to act, wherever in this Agreement the consent, approval, or other act of the Investor General Partner is required. The General Partner shall be entitled to rely conclusively on the giving of approval, consent, or agreement to act by any one of the individuals so designated in writing by the Investor General Partner as the duly authorized consent, approval, or agreement to act of the Investor General Partner, until the General Partner receives notice in writing from the Investor General Partner that any individual so designated no longer has such authority. Any such consent, approval, or agreement to act shall be deemed affirmatively given by the Investor General Partner if the Investor General Partner does not notify the General Partner in writing of the Investor General Partner's intent to withhold such consent or approval or refuse to act, within seventy-two (72) hours of written notice (the "72 Hour Notice") given to the Investor General Partner and Bruce Mitchell, Esq., Oppenheimer, Blend, Harrison & Tate, Inc., 711 Navarro, Suite 600, San Antonio, Texas 78205-1796 stating that such approval, consent, or act of the Investor General Partner is required. The General Partner may perform any act permitted or required to be performed by the Investor General

Partner under this Agreement if the Investor General Partner does not notify the General Partner of its refusal to perform such act within seventy-two (72) hours of receipt of the 72 Hour Notice.

         SECTION 5.14      PURCHASE OF GOODS AND SERVICES FROM THE GENERAL
                           PARTNER.

         Goods and services may be purchased from the General Partner or its Affiliates as long as they are of substantially the same quality and price as could be obtained from an unrelated third party and as long as the General Partner provides advance notice of such purchases to the Investor General Partner.

         SECTION 5.15 CERTAIN DECISIONS OF THE GENERAL PARTNER AND THE INVESTOR GENERAL PARTNER.

                  (a) As long as the General Partner and/or its Affiliates are (i) providing a guaranty or are committed to provide a guaranty for any indebtedness of the Partnership, and/or (ii) have any outstanding loans to the Partnership or are committed to provide such loans, then notwithstanding anything in this Agreement to the contrary, all decisions and actions to be made by the General Partner and Investor General Partner with respect to any loan, lease or other similar financing of the development, construction or operation of the Hospital or any loan, lease or other similar financing related to the Partnership's affairs, including without limitation the decisions with respect to incurring any indebtedness or the refinancing thereof, shall be made by the General Partner and shall be subject to the consent of the Investor General Partner, which consent shall not be unreasonably withheld.

                  (b) The Investor General Partner shall be deemed to have specifically approved all expenditures proposed by the General Partner under this Article V that are substantially consistent with the Development Budget Exhibit or an approved operating budget when funded from additional Capital Contributions made to the Partnership by the Partners pursuant to Section 3.5 above.

                  (c) The development and annual operating budgets to be proposed by the General Partner shall be approved by the General Partner and the Investor General Partner as provided above subject to the following:

                           (i) The Investor General Partner shall be deemed to have approved a development budget which is substantially consistent with the attached Development Budget Exhibit to this Agreement;

                           (ii) The Investor General Partner shall not unreasonably withhold its approval of budgets which are within the reasonable revenue expectations of the Hospital and which are in compliance (both as to terms and availability of financing) with agreements with the Partnership's lenders and other parties providing financing to the Partnership; and

                           (iii) In the event that the General Partner and the Investor General Partner are unable to approve an annual budget, the General Partner shall be authorized to operate the Partnership under the previous year's budget increased by the greater of five percent (5%) or the increase during the previous year in the Consumer Price Index for Medical Items until a new budget is approved.

                  (d) Without the General Partner's written consent, the Investor General Partner will not approve any change to the construction, design or equipment of the Hospital, if the effect thereof is to materially increase the cost thereof as set forth on the Development Budget Exhibit approved hereunder.

         SECTION 5.16      INDEMNITY BY THE PARTNERSHIP.

         The Partnership agrees to indemnify, defend and hold the General Partner, the Investor General Partner and their directors, officers, employees and agents, harmless from and against any and all loss, claim, cause of action, demand, penalty, liability, action, damage or deficiency, lawsuit or other proceeding, resulting or arising from (a) acts or omissions of the Partnership, its Partners, officers, employees; (b) any liability or obligation of the Partnership, except those which the General Partner or Investor General Partner created in violation of this Article V; (c) any nonfulfillment of the Partnership of any of its covenants or agreements under this Article V; (d) any violation of law by the Partnership; and (e) any loss or damage, reasonable attorney's fees and other costs and expenses incident to any of (a) through (d) to the greatest extent permitted by the Act but subject in all events to the limitations of the Act; provided, however, that such indemnity shall not be available to a Partner if an event set forth in (a) through (d) is due primarily to the gross negligence or willful misconduct of such Partner seeking indemnity. The indemnity covenants set forth in this Section 5.16 shall survive the termination of this Agreement for any reason.

         SECTION 5.17      FORCE MAJEURE.

         The General Partner shall not be liable nor shall it be deemed to be in default for any delay or failure in performance under this Article V or other interruption of service or employment deemed resulting directly or indirectly from Acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by the General Partner's employees or any similar or dissimilar cause beyond the reasonable control of the General Partner. Further, the General Partner shall not be in default under this Article V if the default resulted from actions taken at the request or direction of the Investor General Partner (by themselves or in conjunction with the General Partner) or if the Investor General Partner (by themselves or in conjunction with the General Partner) failed to take reasonable action recommended by the General Partner to enable it to meet its obligations hereunder.

                                   ARTICLE VI

                          DISTRIBUTIONS AND ALLOCATIONS

         SECTION 6.1 DISTRIBUTIONS OF CASH FLOW FROM OPERATIONS AND CASH FROM SALES OR REFINANCING.

                  (a) Prior to the dissolution of the Partnership, and subject to the terms and conditions to which the Partnership is bound with respect to its lenders ("Loan Conditions"), Cash Flow from Operations and Cash from Sales or Refinancing, if any, remaining after repayment of any amounts currently due with respect to loans made by the Partners to the Partnership, shall be distributed quarterly by the General Partner as Cash Distributions according to the relative percentage Partnership Interests of the Partners at such times as the General Partner and Investor General Partner deem appropriate; provided, however, that to the extent possible, any Guarantee Fee shall be deducted from the Cash Distributions otherwise distributable to the Nonguarantor Partners and paid to the Guarantor Partners as set forth in Section 5.6(c). Notwithstanding anything herein to the contrary (subject, however, to Section 6.1(b) below), no distributions shall be made to Partners if prohibited by the Act or any other applicable law and unless the principal balance of any loans made to Partnership by the General Partner or an Affiliate pursuant to Section 3.5 does not exceed Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000) at the time of any Cash Distributions.

                  (b) Notwithstanding the terms of Section 6.1(a), the General Partner shall, to extent permitted by the Loan Conditions and subject to the availability of Cash Flow from Operations and using commercially reasonable efforts, distribute cash annually pro rata to Partners in an amount which is sufficient to enable them to pay income taxes which arise from the taxable income of the Partnership. In computing taxable income of each Partner, the taxable income of each Partner for the current year shall be reduced by any cumulative tax losses incurred in prior years (after reduction by taxable income in prior years). Such distributions shall assume for all Partners the highest combined federal and state tax rates applicable to any Partner with respect to his or its Profits from the Partnership.

         SECTION 6.2       PROFITS.

         Except as provided in the Regulatory Allocations Exhibit and subject to
Section 6.6, Profits shall be allocated as follows:

                  (a) First, to the Partners who have been allocated Losses pursuant to Section 6.3(a) below until the cumulative Profits allocated pursuant to this Section 6.2(a) equal the cumulative prior allocations of Losses under that Section.

                  (b) Next, to the Partners who have been allocated Losses pursuant to Section 6.3(b) below until the cumulative Profits allocated pursuant to this Section 6.2(b) equal the cumulative prior allocations of Losses under that Section.

                  (c) All remaining Profits shall be allocated to the Partners in accordance with their percentage Partnership Interests.

         SECTION 6.3       LOSSES.

         Except as provided in the Regulatory Allocations Exhibit and subject to
Section 6.6, Losses shall be allocated as follows:

                  (a) First, Losses shall be allocated to the Partners with positive Adjusted Capital Account balances in proportion to those balances.

                  (b) All remaining Losses shall be allocated to the Partners in accordance with their percentage Partnership Interests.

         SECTION 6.4       CODE SECTION 704(C) TAX ALLOCATIONS.

         Income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Agreed Value pursuant to any method allowable under Code Section 704(c) and the Regulations promulgated thereunder.

         In the event the Agreed Value of any Partnership asset is adjusted after its contribution to the Partnership, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take into account any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value pursuant to any method allowable under Code
Section 704(c) and the Regulations promulgated thereunder.

         Any elections or other decisions relating to allocations under this Section shall be determined by the General Partner. Absent a determination by the General Partner, the remedial allocation method under Regulation Section 1.704-3(d) shall be used. Allocations pursuant to this Section are solely for purposes of federal, state, and local taxes and shall not be taken into account in computing any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

         SECTION 6.5       MISCELLANEOUS.

                  (a) Allocations Attributable to Particular Periods. For purposes of determining Profits, Losses or any other items allocable to any period, such items shall be determined on a daily, monthly, or other basis, as determined by the General Partner using any permissible method under Code Section 706 and the Regulations thereunder.

                  (b) Other Items. Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction, credit and any other allocations not otherwise provided for shall be divided among the Partners in the same proportion as they share Profits or Losses, as the case may be, for the year.

                  (c) Tax Consequences; Consistent Reporting. The Partners are aware of the income tax consequences of the allocations made by this Article and by the Regulatory Allocations and hereby agree to be bound by those allocations as reflected on the information returns of the Partnership in reporting their shares of Partnership income and loss for income tax purposes. Each Partner agrees to report its distributive share of Partnership items of income, gain, loss, deduction and credit on its separate return in a manner consistent with the reporting of such items to it by the Partnership. Any Partner failing to report consistently, and who notifies the Internal Revenue Service of the inconsistency as required by law, shall reimburse the Partnership for any legal and accounting fees incurred by the Partnership in connection with any examination of the Partnership by federal or state taxing authorities with respect to the year for which the Partner failed to report consistently.

                  (d) Economic Interest Owners. Each Economic Interest Owner shall be entitled to the distributions and allocations to which its predecessor in interest would have been entitled under this Article VI had it retained the Economic Interest acquired by the Economic Interest Owner.

         SECTION 6.6       SPECIAL ALLOCATIONS OF GUARANTEE FEES.

         Any and all deductions, losses or reductions to Capital Accounts attributable to the payment by the Partnership of Guarantee Fees shall be allocated to the Nonguarantor Partners in accordance with their relative percentage Partnership Interests.


                                   ARTICLE VII

              DISSOLUTION, WINDING UP AND LIQUIDATING DISTRIBUTIONS

         SECTION 7.1       NO TERMINATION BY CERTAIN ACTS OF PARTNER.

         Neither the transfer of interest, withdrawal from the Partnership, bankruptcy, insolvency, dissolution, liquidation or other disability, nor the legal incompetency of any Partner shall result in the termination or dissolution of the Partnership or affect its continuance in any manner whatsoever.

         SECTION 7.2       DISSOLUTION.

         The Partnership shall be dissolved upon the happening of any of the following events, whichever shall first occur:

                  (a) The election to dissolve the Partnership in accordance with the terms of Section 3.5(f) hereof;

                  (b) If there is no longer a General Partner of the Partnership, unless the Partnership is continued by the consent of not less than a majority in interest of the remaining Partners within ninety (90) days after notice of such event, effective as of the date of such event. If there is no remaining General Partner, the remaining Partners owning at least 51% of the Partnership Interests which are owned by the remaining Partners shall, if they desire to continue the Partnership, elect a Substitute General Partner who shall assume all of the rights and duties of the General Partner under this Agreement (which Substitute General Partner accepts such election);

                  (c) Upon the written agreement of the General Partner, VHI and the Investor General Partner;

                  (d) The expiration of the term of the Partnership as provided in Section 2.6 hereof;

                  (e)      The adjudication of bankruptcy of the Partnership;

                  (f)      In accordance with Section 12.11 hereof;

                  (g) The entry of a decree of judicial dissolution or the administrative dissolution of the Partnership as provided in the Act;

                  (h) Upon the written election of the SAHMI prior to the execution by SAHMI on behalf of the Partnership of definitive agreements for the construction of the Hospital and for a loan to finance the construction of the Hospital, in the event that upon thirty
         (30) days prior written notice to the other Partners, the conditions set forth at Section 3.10 have not been met with regard to the MOB.

         SECTION 7.3       DISSOLUTION AND FINAL LIQUIDATION.

                  (a) Upon any dissolution of the Partnership, the Partnership shall not terminate, but shall cease to engage in further business except to the extent necessary to perform existing contracts and preserve the value of its assets. Its assets shall be liquidated and its affairs shall be wound up as soon as practical thereafter by the General Partner, or if for any reason there is no General Partner, by another Person designated by the General Partner. In winding up the Partnership and liquidating assets, the General Partner, or other Person so designated for such purpose, may arrange, either directly or through others, for the collection and disbursement to the Partners of any future receipts from the Hospital or other sums to which the Partnership may be entitled, and shall sell the Partnership's interest in the Hospital and the Equipment to any Person, including the General Partner or any Affiliate thereof, on such terms and for such consideration as shall be consistent with obtaining the fair market value thereof, as such fair market value is approved by VHI and the Investor Limited Partner.

                  (b) Upon any such dissolution and liquidation of the Partnership, the net assets, if any, of the Partnership available for distribution, including any cash proceeds from the liquidation of Partnership assets, shall be applied and distributed in the following manner or order, to the extent available:

                           (i) To the payment of or creation of reserves for all debts, liabilities, and obligations to all creditors of the Partnership (other than the Partners or their Affiliates) and the expenses of liquidation;

                           (ii) To the payment of all debts and liabilities (including interest), and further including without limitation any accrued but unpaid Guarantee Fees, owed to the Partners or their Affiliates as creditors; and

                           (iii) The balance to the Partners with positive Capital Account balances after taking into account all other adjustments during the Fiscal Year in which liquidation occurs.

                  (c) The Partners shall look solely to the assets, if any, of the Partnership for any return of their Capital Contributions and, if the assets of the Partnership remaining after payment or discharge of the Partnership's debts and liabilities, or provision therefor, are insufficient to return all or any part of the Capital Contributions, no Partner shall have any right of recourse against the General Partner and the Investor General Partner or other Partners or to charge the General Partner and the Investor General Partner or other Partners for any amounts except as provided herein and except to the extent otherwise provided by the Act and/or Texas law.

                  (d) Upon such dissolution, reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to minimize the losses normally attendant to a liquidation.

                  (e) The Capital Accounts of the Partners, as adjusted, shall be utilized by the Partnership for the purpose of making distributions to those Partners with positive balances in their respective Capital Accounts pursuant to Section 7.3(b). In making such distributions, the General Partner or the Person winding up the affairs of the Partnership shall distribute all funds available for distribution to the Partners and Economic Interest Owners (after establishing any reserves that the General Partner deem or the Person winding up the affairs of the Partnership deems reasonably necessary pursuant to Section 7.3(b)) prior to the later of (a) the end of the taxable year in which the event occurs which caused the termination and dissolution of the Partnership, or (b) ninety (90) days after the occurrence of such event. The General Partner in its sole discretion, or the Person winding up the affairs of the Partnership, in its discretion, may elect to have the Partnership retain any installment obligations owed to the Partnership until collected in full so long as any portion of the reserves which are later determined to be unnecessary, and all collections on such installment obligations which are not deemed to be reasonably necessary by the General Partner or the Person winding up the affairs of the Partnership to add to such reserves are distributed as soon as practicable in accordance with the provisions of Section 7.3(b) as modified by this Section.

                  (f) Each Economic Interest Owner shall be entitled to the distributions to which its predecessor in interest would have been entitled pursuant to this Article VII had it retained the Economic Interest acquired by the Economic Interest Owner.

         SECTION 7.4       TERMINATION.

         Upon completion of the dissolution, winding up, distribution of the liquidation proceeds and any other Partnership assets, the Partnership shall terminate.

         SECTION 7.5       PAYMENT IN CASH.

         Any payments made to any Partner pursuant to this Article VII shall be made only in cash.

         SECTION 7.6       GOODWILL AND TRADE NAME.

         Upon the dissolution of the Partnership, the firm or trade name of the Partnership and any goodwill associated therewith shall become the sole property of the General Partner, provided that distributions and allocations otherwise due to the General Partner shall not be reduced as a result of the General Partner becoming entitled to such assets.

         SECTION 7.7       TERMINATION OF NONCOMPETITION COVENANTS.

         The Partners shall have no continuing liability, or obligation under
Section 5.9(b) after the second (2nd) anniversary of the dissolution of the Partnership.

                                  ARTICLE VIII

           REMOVAL OR WITHDRAWAL OF GENERAL PARTNER AND PARTNERS AND TRANSFER OF PARTNERS' PARTNERSHIP AND/OR ECONOMIC INTERESTS

         SECTION 8.1       SAHMI AND VHI - TRANSFERS.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, SAHMI AND/OR VHI MAY SELL OR PLEDGE THEIR PARTNERSHIP INTERESTS OR TRANSFER OR ASSIGN ANY OF SAHMI'S RIGHTS AND DUTIES AS A GENERAL PARTNER (I) TO ANY PARTY WHO PURCHASES FIFTY-ONE PERCENT (51%) OR MORE OF MEDCATH HOLDINGS, INC.'S, MEDCATH INCORPORATED'S AND THEIR SUBSIDIARIES' ASSETS OR CAPITAL STOCK IF SUCH PURCHASER (IN CASE OF AN ASSET SALE) ASSUMES IN WRITING SAHMI'S OBLIGATIONS AND LIABILITIES ARISING UNDER THIS AGREEMENT OR (II) TO A PARTY UNDER CONTROL OF, COMMON CONTROL, OR WHICH CONTROLS SAHMI OR VHI. THE GENERAL PARTNER AND/OR VHI MAY ALSO ASSIGN THEIR PARTNERSHIP INTEREST IN THE PARTNERSHIP AND THE GENERAL PARTNER'S RIGHTS UNDER THE MANAGEMENT SERVICES AGREEMENT TO A FINANCIAL INSTITUTION AS COLLATERAL SECURITY FOR REPAYMENT OF INDEBTEDNESS FOR BORROWED FUNDS BY MEDCATH INCORPORATED OR ITS AFFILIATES; PROVIDED, HOWEVER, THAT A LENDER WILL NOT HAVE THE RIGHT TO VOTE ON BEHALF OF SAHMI AS A GENERAL PARTNER OF THE PARTNERSHIP UNLESS AND UNTIL THE LENDER FORECLOSES ON SAHMI'S PARTNERSHIP INTEREST IN THE PARTNERSHIP. THE PARTNERS ACKNOWLEDGE AND AGREE, HOWEVER, THAT A LENDER OF FUNDS TO THE PARTNERSHIP MAY REQUIRE THAT THE PARTNERSHIP NOT AMEND AGREEMENTS ENTERED INTO BY THE PARTNERSHIP WITHOUT LENDER'S CONSENT AND THAT A LENDER MAY REQUIRE THAT THE PARTNERSHIP AND/OR THE PARTNERS AGREE TO CERTAIN RESTRICTIONS AND COVENANTS THAT WILL BIND THE PARTNERSHIP, WHICH RESTRICTIONS AND COVENANTS COULD AFFECT THE RIGHTS OF THE PARTNERS UNDER THIS AGREEMENT.

         SECTION 8.2 PARTNERS' RIGHT TO CONTINUE WHEN PARTNERSHIP HAS NO GENERAL PARTNER.

         If at any time there is no remaining General Partner, a meeting of the Partners shall be held at the principal place of business of the Partnership within forty-five (45) days after the happening of such event to consider whether to continue the Partnership on the same terms and conditions as are contained in this Agreement (except that the General Partner may be different) and to select a General Partner for the Partnership, or whether to wind up the affairs of the Partnership, liquidate its assets and distribute the proceeds therefrom in accordance with Article VII hereof. The Partnership may be continued and a new General Partner (who accepts such appointment) selected by the Partners within ninety (90) days of the occurrence of the event described in Section 7.2(b) with respect to the last General Partner. The new General Partner shall execute, acknowledge, file or record (as appropriate) Certificate of Limited Partnership and a Limited Partnership Agreement, or amendments to those documents, and such other documents as may be required by the Act. The continuance of the Partnership pursuant to the terms of this
Section 8.2 is conditioned upon (i) any amendment required by the Act of the Certificate of Limited Partnership to reflect the foregoing change and, if applicable, compliance by the Partnership with any notice provisions of the Act and (ii) delivery to the withdrawing General Partner of an indemnification agreement by the Partnership, in form and substance reasonably satisfactory to the withdrawing General Partner, indemnifying and holding the withdrawing General Partner harmless against all future liabilities of the Partnership.

         SECTION 8.3       RELATIONSHIP WITH SUBSTITUTE GENERAL PARTNER.

         The relationship of the Partners to any Person that has either acquired the Partnership Interest of the General Partner or has been elected as a successor General Partner as provided herein shall be governed by this Agreement. If such Person was not previously a General Partner, then such Person, as Substitute General Partner, shall have all the rights and powers of its predecessor General Partner under this Agreement; provided, such Person assumes in writing the obligations of such General Partner under this Agreement and any arising thereafter, and accepts and adopts all the terms and provisions of this Agreement in writing. The withdrawing General Partner shall be liable for all of its covenants and obligations under this Agreement for all periods prior to its withdrawal until such liability is assumed by a Substitute General Partner.

         SECTION 8.4       INVESTOR GENERAL PARTNER AND INVESTOR LIMITED PARTNER
                           - RESTRICTION ON TRANSFER.

                  (a) Except as otherwise set forth in this Section or in this Agreement, no Economic Interest and/or Partnership Interest of the Investor General Partner or of the Investor Limited Partner or any portion thereof, shall be validly sold or assigned directly or indirectly whether voluntarily, involuntarily or by operation of law, and no purported assignee shall be recognized by the Partnership for any purpose, unless such Economic Interest and/or Partnership Interest shall have been transferred in accordance with the provisions of this Agreement and in compliance with such additional restrictions as may be imposed by the General Partner to comply with requirements imposed by any federal or state securities regulatory authority and unless the consent of the General Partner is obtained. In no event, however, shall the Investor General Partner or Investor Limited Partner transfer or sell all or any of its Economic Interest and/or Partnership Interest to any Person who, if a Partner, would be in violation of Section 5.9(b) hereof.

                  (b) Except as otherwise set forth in this Section or in this Agreement, the Investor General Partner and the Investor Limited Partner may transfer, sell or assign its entire Economic Interest and/or Partnership Interest if it has received the approval of the General Partner, provided however:

                           (i) (1) VHI for a period of fifteen (15) days and thereafter (2) the General Partner for a period of fifteen
                  (15) days and thereafter (3) the Partnership for a period of fifteen (15) days, shall have the right, but not the obligation, to purchase all, but not less than all, of the Economic Interest and/or Partnership Interest proposed to be transferred, which right shall be exercisable on the terms and for the purchase price set forth in writing in a bona fide offer made for the Interests by a third-party (the "Right of First Refusal"); and

                           (ii) there shall have been filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment signed by both the assignor and assignee and such instrument evidences the written acceptance by the assignee of all of the terms and provisions of the Agreement, represents that such assignment was made in accordance with all applicable laws and regulations and the assignee shall have represented to the Partnership in writing that it meets the investor suitability standards established by the appropriate state of residence, or, in the absence thereof, the investor suitability standards established by the Partnership. The General Partner shall use reasonable care to determine that transfers are in accordance with applicable laws and regulations, including obtaining an opinion of counsel to that effect. If the Investor General Partner or the Investor Limited Partner assigns all its Partnership Interest, the Investor General Partner or the Investor Limited Partner, whichever the case may be, shall cease to be a Partner of the Partnership. Any Partnership Interests acquired by the Partnership pursuant to Section 8.4 may, subject to applicable law, be re-offered by the Partnership to suitable investors.

                  (c) Any dissolution, liquidation, merger (unless the Investor General Partner, the Investor Limited Partner, Owners, Practices or their Affiliates existing prior to such merger own at least fifty-one percent (51%) of the surviving entity after the merger or unless both parties to such merger are majority owned by Owners, Investor Entities or their Affiliates prior to such merger) or sale of the Investor Limited Partner (a sale shall include a transfer of fifty percent (50%) or more of its ownership interests or of substantially all of its assets or any other transaction or series of related transactions intended to accomplish, in substance, a sale of the Investor General Partner or Investor Limited Partner) shall constitute an offer by the Investor General Partner or Investor Limited Partner to sell such Investor General Partner's or Investor Limited Partner's Interest pursuant to Section 8.4 for the Formula Purchase Price (as defined in Section 8.9 below). If there is a sale of a majority of the ownership interests or substantially all of the assets of the Investor Limited Partner, then the General Partner may, in its sole discretion, require that the Investor General Partner be sold to the same party purchasing the ownership interests or assets of the Investor Limited Partner. For purposes of this Section 8.4(c), any transaction such as a dissolution, liquidation, merger or sale of assets conducted by a legal entity that directly or indirectly owns the Investor Limited Partner or Investor General Partner shall be deemed to be a transaction engaged indirectly by the Investor Limited Partner or Investor General Partner.

         SECTION 8.5 CONDITION PRECEDENT TO TRANSFER OF ECONOMIC INTEREST AND/OR PARTNERSHIP INTEREST.

         Notwithstanding anything herein to the contrary, no transfer of an Economic Interest and/or Partnership Interest may be made if such transfer (a) constitutes a violation of the registration provisions of the Securities Act of 1933, as amended, or the registration provisions of any applicable state securities laws; (b) if after such transfer the Partnership will not be classified as a partnership for federal income tax purposes; and (c) if when taken together with other prior transfers, results in a "termination" of the Partnership for federal income tax purposes. The Partnership may require, as a condition precedent to transfer of an Economic Interest and/or Partnership Interest, delivery to the Partnership, at the proposed transferor's expense, of an opinion of counsel satisfactory (both as to the counsel and substance of the opinion) to the General Partner that the transfer will not violate any of the foregoing restrictions.

         SECTION 8.6       SUBSTITUTE PARTNER - CONDITIONS TO FULFILL.

         No assignee of a Partner's Partnership Interest in the Partnership shall have the right to become a Substitute Partner in place of its assignor unless, in addition to any other requirement herein, all of the following conditions are satisfied:

                  (a)      The Partnership has waived its right pursuant to
         Section 8.4 to purchase the Partnership Interest held by the assignee;

                  (b) The duly executed and acknowledged written instrument of assignment which has been filed with the Partnership sets forth that the assignee becomes a Substitute Partner in place of the assignor;

                  (c) The assignor and assignee execute and acknowledge such other instruments as the General Partner and the Investor General Partner may deem reasonably necessary or desirable to effect such admission, including, but not limited to, the written acceptance and adoption by the assignee of the provisions of this Agreement;

                  (d) The written consent of the General Partner to such substitution is obtained, which consent may be withheld in the General Partner's sole and absolute discretion; and

                  (e) The payment by the assignee of all costs to the Partnership associated with the transaction, including but not limited to legal fees, transfer fees, and filing fees.

         SECTION 8.7       ALLOCATIONS BETWEEN TRANSFEROR AND TRANSFEREE.

         Upon the transfer of a Partner's Economic Interest or Partnership Interest, all items of income, gain, loss, deduction and credit attributable to the Economic Interest or Partnership Interest so transferred shall be allocated between the transferor and the transferee in such manner as the transferor and transferee agree at the time of transfer; provided such allocation does not violate federal or state income tax law. If the General Partner, in its sole discretion, deems such laws violated, then such allocation shall be made pro rata for the fiscal year based upon the number of days during the applicable fiscal year of the Partnership that the Economic Interest or Partnership Interest so transferred was held by the transferor and transferee, without regard to the results of Partnership activities during the period in which each was the holder, or in such other manner as the General Partner deems necessary to comply with federal or state income tax laws. Distributions as called for by this Agreement shall be made to the holder of record of the Economic Interest or Partnership Interest on the date of distribution. Notwithstanding anything contained in this Agreement to the contrary, both the Partnership and the General Partner shall be entitled to treat the assignor of any assigned Economic Interest or Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such assignor in reliance on the Partnership records as they exist until such time as the written assignment has been received by, and recorded on the books of the Partnership. For purposes of this
Article VIII, the effective date of an assignment of any Economic Interest or Partnership Interest shall be the last day of the month specified in the written instrument of assignment.

         SECTION 8.8       RIGHTS, LIABILITIES OF, AND RESTRICTIONS ON ASSIGNEE.

         No assignee of a Partner's Economic Interest or Partnership Interest shall have the right to participate in the Partnership, inspect the books of account of the Partnership or exercise any other right of a Partner unless and until admitted as a Substitute Partner. Notwithstanding the failure or refusal to admit an assignee as a Substitute Partner, such assignee shall be entitled to receive the share of income, credit, gain, expense, loss and deduction and cash distributions provided hereunder that is assigned to it, and, upon demand, may receive copies of all reports thereafter delivered pursuant to the requirements of this Agreement; provided, the Partnership shall have first received notice of such assignment and all required consents thereto shall have been obtained and other conditions precedent to transfer thereof shall have been satisfied. The Partnership's tax returns shall be prepared to reflect the interests of assignees as well as Partners.

         SECTION 8.9       DEATH OF A PARTNER.

         Heirs of Partners shall be entitled to inherit the Partnership Interests of a deceased Partner or of a Partner owned directly or indirectly by an individual who has deceased, provided that upon such death such interests shall be automatically converted to an Economic Interest only in the Partnership until such heir agrees in writing to all of the terms and conditions of this Agreement and such other reasonable terms as may be established by the General Partner and the Investor General Partner as a condition to such heir becoming a Partner, in which event such interest shall again become a Partnership Interest in the Partnership. Notwithstanding the previous sentence, within one hundred twenty (120) days of the Partnership first learning of the death of an individual or of an individual that owns a Partner, the Partnership shall have the option to purchase the Partnership Interest owned by such deceased Partner directly or indirectly through an Entity, and the estate of the deceased individual shall be obligated to sell such Partnership Interest to the Partnership, in accordance with the terms of this Section 8.9. The Partnership may exercise its option by giving written notice thereof to the estate of the deceased individual, or the appropriate representative thereof, within such one hundred twenty (120) day period. The purchase price for such Partnership Interest shall equal the greater of (i) five (5) multiplied by the net income (as reasonably determined by the Partnership's accountants) of the Partnership for the twelve (12) month period ending as of the calendar quarter most recently ended prior to the death of such Partner multiplied by the percentage Partnership Interest of such Partner in the Partnership (the "Formula Purchase Price;" and (ii) the aggregate Capital Contributions of the applicable Investor Limited Partner less all amounts distributed to the applicable Investor Limited Partner by the Partnership. The purchase price shall be paid (the "Payment Method") in three (3) equal annual installments, the first third of which shall be paid upon the determination of the purchase price and the remaining two (2) installments of which shall be paid on the first and second anniversary of such date. The outstanding amounts due from the Partnership to the estate of the deceased Partner shall bear interest at Prime Rate as of the date of such Partner's death. Accrued interest shall be paid as of the dates payments of principal are due as provided above.

         SECTION 8.10      REPURCHASE OF INTERESTS IN CERTAIN EVENT.

                  (a) The Partnership may, but is not obligated to, repurchase a Partner's Economic Interest or Partnership Interest upon a breach by the Partner or any of its Affiliates of the Partner's obligation contained in Article III, Sections 5.9, 8.1, 8.4, 12.1 and
         12.11 of this Agreement; provided that the Partnership shall be entitled to repurchase a Partner's Economic Interest or Partnership Interest for breaches of Article III, 12.1 and 12.11 provided that if such breach is reasonably capable of being cured, the breaching Partner shall have thirty (30) days to cure such breach after the date of notice given to the breaching Partner of the Partner's breach. Notwithstanding anything contained herein to the contrary, (i) if either the Investor General Partner or the Investor Limited Partner or any of their Affiliates breaches their obligations contained in Article III, Sections 5.9, 8.4, 12.1 and 12.11 of this Agreement, then the General Partner may take all actions on behalf of the Partnership under this Section 8.10(a) without the consent of the Investor General Partner; and (ii) if either SAHMI or VHI or any of their Affiliates breaches their obligations contained in Article III, Sections 5.9, 8.1(a), and 12.11 of this Agreement, then the Investor General Partner may take all actions on behalf of the Partnership under this Section 8.10(a) without the consent of the General Partner. In the event that a breach of the Investor General Partner's or Investor Limited Partner's obligations arises out of or is caused by a breach of the obligations of one or more of the Investor General Partner's or Investor Limited Partner's Affiliates (a "Breaching Affiliate") and the Investor General Partner or Investor Limited Partner as applicable fails to cure such breach of the Breaching Affiliate when permitted as set forth above, then the General Partner may, in its discretion, purchase a portion of the Investor General Partner's and/or Investor Limited Partner's Partnership Interest that is proportionate to the ownership interest of the Breaching Affiliate in the Investor General Partner and/or Investor Limited Partner at the time of the breach of the Partner's obligations under this Section 8.10(a).

                  (b) Each Partner agrees to sell its Partnership Interest to the Partnership in the event the General Partner or Investor General Partner elects to exercise the right of repurchase granted under
         Section 8.10(a) and the purchase price shall the lower of (x) the

         Capital Contributions of the Partner less all amounts distributed to such Partner by the Partnership and (y) the Formula Purchase Price. In the event that the General Partner elects to purchase a portion of the Investor General Partner's or Investor Limited Partner's Partnership Interest after a breach by a Breaching Affiliate, the purchase price shall be the lower of (i) the Capital Contributions of the Investor General Partner and/or Investor Limited Partner less all amounts distributed to the Investor General Partner and/or Investor Limited Partner by the Partnership and (ii) the Formula Purchase Price, multiplied by the percentage ownership interest of the Breaching Affiliate in the Investor General Partner and/or Investor Limited Partner.

                  (c) Notwithstanding anything herein to the contrary, the repurchase of the Economic Interest or Partnership Interest of the General Partner or VHI under Section 8.10(a) shall not become effective unless and until the General Partner and its Affiliates are fully released from their liability as guarantors for any indebtedness of the Partnership and unless and until all amounts loaned by the General Partner or its Affiliates to the Partnership are paid in full.


                                   ARTICLE IX

                        RECORDS, ACCOUNTINGS AND REPORTS

         SECTION 9.1       BOOKS OF ACCOUNT.

         At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained true and full financial records and books of account showing all receipts and expenditures, assets and liabilities, income and losses, and all other records necessary for recording the Partnership's business and affairs including those sufficient to record the allocations and distributions required by the provisions of this Agreement.

         SECTION 9.2       ACCESS TO RECORDS.

         The books of account and all documents and other writings of the Partnership, including the Certificate of Limited Partnership and any amendments thereto, shall at all times be kept and maintained by the General Partner or, if required by law, at the registered office of the Partnership. Each Partner or its designated representatives shall, upon reasonable notice to the General Partner, have access to such financial books, records and documents during reasonable business hours and may inspect and make copies of any of them.

         SECTION 9.3       BANK ACCOUNTS AND INVESTMENT OF FUNDS.

                  (a) The General Partner shall open and maintain, on behalf of the Partnership, a bank account or accounts in a federally insured bank or savings institution as it shall determine, in which all monies received by or on behalf of the Partnership shall be deposited. All withdrawals from such accounts shall be made upon the signature of such Person or Persons as the General Partner may from time to time designate.

                  (b) Any funds of the Partnership which the General Partner may determine are not currently required for the conduct of the Partnership's business may be deposited with a federally insured bank or savings institution or invested in short-term debt obligations (including obligations of federal or state governments and their agencies, commercial paper, certificates of deposit of commercial banks, savings banks or savings and loan associations) as shall be determined by the General Partner in its sole discretion.

         SECTION 9.4       FISCAL YEAR.

         The Fiscal Year and accounting period of the Partnership shall end on September 30 of each year.

         SECTION 9.5       ACCOUNTING REPORTS.

         As soon as reasonably practicable after the end of each fiscal year but in no event later than 120 days after the end thereof, each Partner shall be furnished an annual accounting showing the financial condition of the Partnership at the end of such fiscal year and the result of its operations for the fiscal year then ended, which annual accounting shall be prepared on an accrual basis in accordance with generally accepted accounting principles applied on a consistent basis and shall be delivered to each of the Partners promptly after it has been prepared. It shall include a balance sheet as of the end of such Fiscal Year and statements of income and expense, each Partner's equity, and cash flow for such Fiscal Year. At the General Partner's election the Partnership shall either be audited or such annual accountings shall be either reviewed or compiled by a firm of independent certified public accountants engaged by the General Partner on behalf of the Partnership. The report shall set forth the distributions to the Partners for such Fiscal Year and shall separately identify distributions from (i) operating revenue during such Fiscal Year, (ii) operating revenue from a prior period which had been held as reserves, (iii) proceeds from the sale or refinancing of the Equipment, and
(iv) unexpended proceeds received from the sale of Partnership Interests. Following the opening of the Hospital, the General Partner shall also cause to be prepared and distributed to the Partners financial statements on a quarterly basis or at such other intervals as the General Partner and the Investor General Partner may mutually agree.

         SECTION 9.6       TAX MATTERS PARTNER.

         SAHMI shall act as the "Tax Matters Partner" of the Partnership as that term is defined Section 6231 of the Code.

                                    ARTICLE X

                     MEETINGS AND VOTING RIGHTS OF PARTNERS

         SECTION 10.1      MEETINGS.

                  (a) Meetings of the Partners of the Partnership for any purpose may be called by the General Partner, the Investor General Partner or by Limited Partners holding in the aggregate ten percent (10%) of the Partnership Interests. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted upon thereat. Such meetings shall be held in the greater San Antonio, Texas area.

                  (b) A notice of any such meeting shall be given by mail, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each Partner at its address as specified in
         Section 12.7. Such notice shall be in writing, and shall state the place, date and hour of the meeting, and shall indicate that it is being issued at or by the direction of the General Partner, the Investor General Partner or by the Limited Partners, as the case may be. The notice shall state the purpose or purposes of the meeting. If a meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting.

                  (c) Each Partner may authorize any Person or Persons to act for the Partner by proxy in all matters in which a Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Partner executing it.

         SECTION 10.2      VOTING RIGHTS OF PARTNERS.

                  (a) Each Partner shall take no part in or interfere in any manner with the control, conduct or operation of the Partnership, and shall have no right or authority to act for or bind the Partnership except as provided herein. Votes or decisions, to the extent taken or to be made, of the Partners may be cast at any duly called meeting of the Partnership or in writing within ten (10) days after written request therefor. Each Partner shall be entitled to the number of votes equal to the percentage Partnership Interest of such Partner.

                  (b)      No Partner shall have the right or power to vote to:
         (i) withdraw or reduce the Partner's Capital Contributions except as a result of the dissolution and liquidation of the Partnership or as otherwise provided by law or this Agreement; (ii) bring an action for partition against the Partnership; (iii) cause the termination and dissolution of the Partnership by court decree or otherwise, except as set forth in this Agreement; or (iv) demand or receive property other than cash in return for its Capital Contributions.

                                   ARTICLE XI

                                   AMENDMENTS

         SECTION 11.1 AUTHORITY TO AMEND BY GENERAL PARTNER AND THE INVESTOR GENERAL PARTNER.

         Notwithstanding Section 3.8 of this Agreement, the General Partner and the Investor General Partner may amend this Agreement or the Certificate of Formation of the Partnership without the consent of the Partners for the following purposes only:

                  (a) To admit additional Partners or Substitute Partners but only in accordance with and if permitted by the other terms of this Agreement;

                  (b) To preserve the legal status of the Partnership as a limited partnership under the Act or other applicable state or federal laws if such does not change the substance hereof, and the Partnership has obtained the written opinion of its counsel to that effect;

                  (c) To cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to clarify any provision of this Agreement, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement;

                  (d) To satisfy the requirements of the Code and Regulations with respect to limited partnerships or of any federal or state securities laws or regulations, provided such amendment does not adversely affect the Partnership Interests of Partners and is necessary or appropriate in the written opinion of counsel and any amendment under this subsection (d) shall be effective as of the date of this Agreement;

                  (e) To the extent that it can do so without materially reducing the economic return on investment in the Partnership to any Partner, to satisfy any requirements of federal or state legislation or regulations, court order, or action of any governmental administrative agency with respect the operation or ownership of the Hospital;

                  (f) Subject to the terms of Section 2.5, to extend the term of the Partnership; and

                  (g) Upon written notice to all Partners, the General Partner and the Investor General Partner may elect to create a governing body of up to nine (9) members to serve as the Governing Body of the Hospital. In such event, the Governing Body members shall include, in addition to the General Partner or its designee, the president or chief executive officer of the Hospital who shall be designated by the General Partner and three (3) representatives elected from time to time by the Investor General

         Partner one of whom must be the medical director of the hospital. The remaining members of the Governing Body shall be elected from time to time by the General Partner. The General Partner may delegate to such governing body such duties and responsibilities of the General Partner as the General Partner deems necessary or appropriate. Notwithstanding the foregoing, in the event the Governing Body is so created, the General Partner shall continue to have the right to make decisions with respect to matters which are reserved for the General Partner under the terms of this Agreement and the Investor General Partner shall continue to have the right to make decisions with respect to matters which are expressly reserved to the Investor General Partner hereunder.

         Any proposed amendment by either the General Partner or the Investor General Partner under this Section 11.1 shall not be unreasonably delayed or rejected by the other.

         SECTION 11.2      RESTRICTIONS ON AMENDMENTS.

         Notwithstanding Section 11.1 above, the General Partner and the Investor General Partner shall make no amendment which would materially and adversely affect the federal income tax treatment to be afforded each Partner, materially and adversely affect the Partnership Interests and liabilities of each Partner as provided herein, materially change the purposes of the Partnership, extend or otherwise modify the term of the Partnership, or materially change the method of allocations and distributions as provided in
Article VI and Article VII, without the written consent of VHI and the Investor Limited Partner.

         SECTION 11.3      AMENDMENTS TO CERTIFICATE.

         In making any amendments to this Agreement, there shall be prepared, executed and filed for recording by the General Partner such documents amending the Certificate of Limited Partnership as required under the Act.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1      REVOCABLE LIMITED POWER OF ATTORNEY.

         Upon the execution hereof, the Investor Limited Partner hereby revocably constitutes and appoints the Investor General Partner as its true and lawful attorneys in the Investor Limited Partner's name and on the Investor Limited Partner's behalf to take at any time all such action which the Investor General Partner are expressly authorized to perform, or which the Investor Limited Partner is expressly required to perform, under this Agreement.

         SECTION 12.2      WAIVER OF PROVISIONS.

         The waiver of compliance at any time with respect to any of the provisions, terms or conditions of this Agreement shall not be considered a waiver of such provision, term or condition itself or of any of the other provisions, terms or conditions hereof.

         SECTION 12.3      INTERPRETATION AND CONSTRUCTION.

         This Agreement, together with the Management Services Agreement, the Hospital Professional Services Agreement and the Right of First Refusal Agreement between an Affiliate of the General Partner and the Owners constitutes the entire agreement among the Partners and any modification or amendment hereto must be accomplished in accordance with the provisions of Article XI and Article
XII. Where the context so requires, the masculine shall include the feminine and the neuter, and the singular shall include the plural. The headings and captions in this Agreement are inserted for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision thereof. The references to Section and Article in this Agreement are to the Sections and Articles of this Agreement.

         SECTION 12.4      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, exclusive of its conflict of law rules.

         SECTION 12.5      PARTIAL INVALIDITY.

         In the event that any part or provision of this Agreement shall be determined to be invalid or unenforceable, the remaining parts and provisions of said Agreement which can be separated from the invalid or unenforceable provision and shall continue in full force and effect.

         SECTION 12.6      BINDING ON SUCCESSORS.

         The terms, conditions and provisions of this Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective heirs, successors, distributees, legal representatives, and assigns. However, none of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership.

         SECTION 12.7      NOTICES AND DELIVERY.

                  (a) To Partners. Any notice to be given hereunder at any time to any Partner or any document reports or returns required by this Agreement to be delivered to any Partner, may be delivered personally or mailed to such Partner, postage prepaid, addressed to the Partner at such times as the Partner shall by notice to the Partnership have designated as the Partner's address for the mailing of all notices hereunder or, in the absence of such notice, to the address set forth in Article IV hereof. Any notice, or any document, report or return so delivered or mailed shall be deemed to have been given or delivered to such Partner at the time it is mailed, as the case may be.

                  (b) To the Partnership. Any notice to be given to the Partnership hereunder shall be delivered personally or mailed to the Partnership, by certified mail, postage prepaid, addressed to the Partnership at its registered office. Any notice so delivered or mailed shall be deemed to have been given to the Partnership at the time it is delivered or mailed, as the case may be.

         SECTION 12.8      COUNTERPART EXECUTION; FACSIMILE EXECUTION.

         This Agreement may be executed in any number of counterparts with the same effect as if all of the Partners had signed the same document. Such executions may be transmitted to the Partnership and/or the other Partners by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and constitute one and the same agreement.

         SECTION 12.9      STATUTORY PROVISIONS.

         Any statutory reference in this Agreement shall include a reference to any successor to such statute and/or revision thereof.

         SECTION 12.10     WAIVER OF PARTITION.

         Each party does hereby waive any right to partition or the right to take any other action which might otherwise be available to such party for the purpose of severing its relationship with the Partnership or such party's interest in the assets held by the Partnership from the interests of other Partners until the end of the term of both this Partnership and any successor partnership formed pursuant to the terms hereof.

         SECTION 12.11     CHANGE IN LAW.

         If due to any new law, rule or regulation, or due to an interpretation or enforcement of any existing law, rule or regulation, health care counsel, reasonably selected by the General Partner and approved by the Investor General Partner with such approval not to be unreasonably withheld, determines in writing that it is reasonably likely that the relationships established between any of the parties to this Agreement including any Partner, Owner, Practice or their Affiliates and/or successors or assigns will not comply with any law, rule, regulation or interpretation thereof ("Applicable Law"), then the parties hereto hereby agree first, to negotiate in good faith to restructure the relationships established under this Agreement so as to bring them into compliance with such applicable laws while at the same time preserving the material benefits of each of the parties hereto. In the event that a specific proposal for the restructuring of this Agreement is approved by the General Partner and the Investor Limited Partner, such approval not to be unreasonably withheld or delayed, such restructured agreement shall become binding upon all Partners of the Partnership. Second, in the event that within forty-five (45) days following the Partnership's receipt of legal advice in writing from such health care counsel regarding Applicable Law the parties hereto are unable to negotiate an acceptable restructuring of their relationship, then the General Partner or, at the General Partner's option, its Affiliate shall, within the following forty-five (45) day period, purchase the Partnership Interests of all of the Partners whose ownership is involved with such noncompliance with Applicable Law for a purchase price equal to the greater of: (a) the Formula Purchase Price or
(b) the amount of the Capital Contributions made by each such Partner to the Partnership together with interest thereon computed at the Prime Rate as of the date of this Agreement from the date of such contribution through the date upon which the General Partner pays all amounts due under the terms of this Section
12.11. For these purposes, distributions to the Partners by the Partnership after the effective date of this Agreement (and whether before or after health care counsel determined there was a problem under an Applicable Law or before or after the exercise of the purchase option) shall be treated as payments by the General Partner. Such purchase price shall be paid in accordance with the Payment Method. In the event that the General Partner or its Affiliate sells its entire Partnership Interest (in a single transaction or a series of related transactions) to a third party in an arm's length transaction (excluding, however, any transaction with any party who purchases fifty-one percent (51%) or more of MedCath.Corporation's, MedCath Incorporated's and their subsidiaries' assets or their capital stock) that closes within twelve (12) months of the date that the General Partner purchased such Partnership Interest pursuant to this
Section 12.11 for a purchase price (the "Resale Price") that is greater than the purchase price paid by the General Partner under this Section 12.11, then the purchase price payable under this Section 12.11 to the Partners whose Partnership Interest was so acquired shall be increased to reflect the Resale Price (or the proportionate share of the Resale Price if more than the original Partnership Interest held by the Limited Partners is sold) actually paid by the third party.

         SECTION 12.12     INVESTMENT REPRESENTATIONS OF THE PARTNERS.

                  (a) Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner hereby represents and warrants to the Partnership and to the Partners that such Partner has acquired such Partner's Partnership Interest in the Partnership for investment solely for such Partner's own account with the intention of holding such Partnership Interest for investment, without any intention of participating directly or indirectly in any distribution of any portion of such Partnership Interest, including an Economic Interest, and without the financial participation of any other Person in acquiring such Partnership Interest in the Partnership and that by executing this Agreement, or holding such Partnership Interest, such Partner or individual is not in violation of any other agreement or obligation.

                  (b) Each Partner or individual executing this Agreement on behalf of an entity which is a Partner hereby acknowledges that such Partner is aware that such Partner's Partnership Interest in the Partnership has not been registered (i) under the Securities Act of 1933, as amended (the "Federal Act"), (ii) under applicable Texas securities laws, or

         (iii) under any other state securities laws. Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner further understands and acknowledges that his representations and warranties contained in this Section are being relied upon by the Partnership and by the Partners as the basis for the exemption of the Partners' Partnership Interest in the Partnership from the registration requirements of the Federal Act and from the registration requirements of applicable Texas securities laws and all other state securities laws. Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner further acknowledges that the Partnership will not and has no obligation to recognize any sale, transfer, or assignment of all or any part of such Partner's Partnership Interest, including an Economic Interest in the Partnership to any Person unless and until the provisions of this Agreement hereof have been fully satisfied.

                  (c) Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner hereby acknowledges that prior to his execution of this Agreement, such Partner received a copy of this Agreement and that such Partner has examined this Agreement or caused this Agreement to be examined by such Partner's representative or attorney. Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner hereby further acknowledges that such Partner or such Partner's representative or attorney is familiar with this Agreement and with the Partnership's business plans. Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner acknowledges that such Partner or such Partner's representative or attorney has made such inquiries and requested, received, and reviewed any additional documents necessary for such Partner to make an informed investment decision and that such Partner does not desire any further information or data relating to the Partnership or to the Partners. Each Partner or individual executing this Agreement on behalf of an Entity which is a Partner hereby acknowledges that such Partner understands that the purchase of such Partner's Partnership Interest in the Partnership is a speculative investment involving a high degree of risk and hereby represents that such Partner has a net worth sufficient to bear the economic risk of such Partner's investment in the Partnership and to justify such Partner's investing in a highly speculative venture of this type.

         SECTION 12.13 DECISIONS BY GENERAL PARTNER AND INVESTOR GENERAL PARTNER REPRESENTATIVES.

         EACH OF THE PARTNERS HEREBY AUTHORIZES THE REPRESENTATIVES OF THE GENERAL PARTNER (THE "GENERAL PARTNER REPRESENTATIVES") AND THE REPRESENTATIVES OF THE INVESTOR GENERAL PARTNER DESIGNATED PURSUANT TO SECTION 5.13 (THE "INVESTOR GENERAL PARTNER REPRESENTATIVES") TO MAKE THE DECISIONS TO BE MADE BY THE GENERAL PARTNER AND THE INVESTOR GENERAL PARTNER HEREUNDER AND HEREBY RELEASE AND HOLD HARMLESS THE GENERAL PARTNER REPRESENTATIVES AND THE INVESTOR GENERAL PARTNER REPRESENTATIVES FROM ANY AND ALL CLAIMS,

LIABILITIES, LOSSES OR DAMAGES WHICH ANY OF THEM MAY HAVE NOW OR IN THE FUTURE RESULTING FROM ANY DECISION MADE BY THE GENERAL PARTNER REPRESENTATIVES AND THE INVESTOR GENERAL PARTNER REPRESENTATIVES HEREUNDER UNLESS DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH GENERAL PARTNER REPRESENTATIVE OR INVESTOR GENERAL PARTNER REPRESENTATIVE.

         SECTION 12.14 REFERRALS TO HOSPITAL AND OWNERSHIP OF SHARES OF COMMON STOCK OF MEDCATH INCORPORATED.

         Each Partner agrees that if in the reasonable opinion of health care counsel of MedCath Incorporated, referrals of patients to the Hospital by a Partner, Owner, Practice or their Affiliate or ownership of shares of common stock in MedCath Incorporated by a Partner, Owner, Practice or their Affiliate would cause or constitute a violation of any federal or state law, rule or regulation, then, as applicable,

                  (a) the Partner, Owner, Practice or their Affiliate shall not refer patients to the Hospital; and

                  (b) the Partner, Owner, Practice or their Affiliate shall not acquire, nor continue to own any of shares of common stock of MedCath Incorporated.

         SECTION 12.15     ACKNOWLEDGMENTS REGARDING LEGAL REPRESENTATION.

         Each of the Partners hereunder acknowledge and agree that Moore & Van Allen, PLLC is counsel for the General Partner and its Affiliates, and may also serve as counsel for the Partnership from time to time. Each of the Partners hereby acknowledges and consents to such representation. Each Partner other than the General Partner further acknowledges and agrees that it shall have no attorney-client relationship with Moore & Van Allen, PLLC as a result of Moore & Van Allen, PLLC's representation of the Partnership from time to time. Each Partner further consents to Moore & Van Allen's representation of the Partnership to the extent such firm is requested to do so by the General Partner.

         SECTION 12.16     ARBITRATION.

         Subject to the right of any party to seek an injunction or other equitable relief from a court with applicable authority, any controversy, dispute or disagreement arising out of or relating to this Agreement shall be resolved by binding arbitration, which shall be conducted in San Antonio, Texas in accordance with the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration. Such arbitration shall be conducted by a panel of three (3) arbitrators none of whom shall reside in or practice primarily in Texas nor have previously represented the parties in any capacity. Any decision rendered by the arbitrators shall be final and binding on the parties and shall be enforceable in any court having jurisdiction thereof. The arbitrators shall have the authority to require the losing party to pay all costs associated with such arbitration, including expenses and fees of arbitrators.

         SECTION 12.17     EXHIBITS.

         The Exhibits to this Agreement, each of which is incorporated by reference, are:

         EXHIBIT A:              Certificate of Limited Partnership.
         EXHIBIT B:              Information Exhibit.
         EXHIBIT C:              Glossary of Terms.
         EXHIBIT D:              Development Budget Exhibit.
         EXHIBIT E:              Regulatory Allocations.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution page(s), to be effective as of the date described in
Article II.


                   [EXECUTIONS APPEAR ON THE FOLLOWING PAGES]

                                 EXECUTION PAGE
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership


[***]



























[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

For the purpose of acknowledging and agreeing to be bound by the terms of
Section 5.9 hereof, the undersigned Investor Entities and Owners execute this Limited Partnership Agreement.


[***]


























[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT A
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership



See attached.

                                                            FILED
Office of the Secretary of State                  In the Office of the
Corporations Section                              Secretary of State of Texas
P.O. Box 13697                                           SEP 17 2001
Austin, Texas 78711-3697                          Corporations Section

--------------------------------------------------------------------------------

                       Certificate of Limited Partnership

1. The name of the limited partnership is Heart Hospital of San Antonio, LP

--------------------------------------------------------------------------------

2. The street address of its proposed registered office in Texas is (a P.O. Box is not sufficient) c/o C T Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201

--------------------------------------------------------------------------------
and the name of its proposed registered agent in Texas at such address is C T Corporation System

--------------------------------------------------------------------------------

3. The address of the principal office in the United States where records of the partnership are to be kept or made available is 10720 Sikes Place, Suite 300, Charlotte, NC 28277

--------------------------------------------------------------------------------

4. The name, the mailing address, and the street address of the business or residence of each general partner is as follows:

              NAME                          MAILING ADDRESS                        STREET ADDRESS
                                       (include city, state, zip code)    (include city, state, zip code)

San Antonio Hospital Management, Inc.    10720 Sikes Place, Suite 300     10720 Sikes Place, Suite 300
                                         Charlotte, NC 28277              Charlotte, NC 28277

Date Signed: 9/17/2001
             ---------

                                          San Antonio Hospital Management, Inc.
                                          --------------------------------------
                                                   General Partner(s)

                                          By: /s/ James E. Harris
                                              ----------------------------------
                                              James E. Harris, Vice President,
                                              Secretary and Assistant Treasurer

                                    EXHIBIT B
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership


                               INFORMATION EXHIBIT

                                                              Reduced
                                             Aggregate        Aggregate         Percentage
                          Initial Capital    Contribution     Contribution      Partnership
Name, Address & TIN       Contribution       Cap**            Cap**             Interest
-------------------       ---------------    ------------     ------------      -----------


[***]








**See Section 3.5(c) of the Limited Partnership Agreement















[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT C
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership


                                GLOSSARY OF TERMS


         As used in this Agreement, the following terms shall have the following definitions (unless otherwise expressly provided herein).

         "Act" means the Texas Revised Limited Partnership Act, as in effect in Texas and set forth at Tex. Rev. Civ. Stat. Art. 6132a-1 (or any corresponding provisions of succeeding law).

         "Adjusted Capital Account" means, with respect to any Partner or Economic Interest Owner, such Person's Capital Account (as defined below) as of the end of the relevant Fiscal Year increased by any amounts which such Person is obligated to restore, or is deemed to be obligated to restore pursuant to the next to last sentences of Regulations Section 1.704-2(g)(1) (share of minimum gain) and Regulations Section 1.704-2(i)(5) (share of partner nonrecourse debt minimum gain) and decreased by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

         "Affiliate" means with respect to a Person, (i) any relative of such Person; (ii) any officer, director, trustee, partner, manager, employee or holder of ten percent (10%) or more of any class of the outstanding voting securities or of an equity interest of such Person; or (iii) any Entity or holder of ten percent (10%) or more of the outstanding voting securities or of an equity interest of any Entity, controlling, controlled by, or under common control with such Person. In addition the following Entities, and all direct and indirect owners thereof, shall be considered Affiliates under this Agreement:
S.A.H.H. Investment Group, Ltd., S.A.H.H. Management Company, LLC and S.A.H.H. Hospital Management, LLC

         "Agreed Value" means with respect to any noncash asset of the Partnership an amount determined and adjusted in accordance with the following provisions:

                  (a) The initial Agreed Value of any noncash asset contributed to the capital of the Partnership by any Partner shall be its gross fair market value, as agreed to by the contributing Partner and the Partnership.

                  (b) The initial Agreed Value of any noncash asset acquired by the Partnership other than by contribution by a Partner shall be its adjusted basis for federal income tax purposes.

                  (c) The initial Agreed Values of all the Partnership's noncash assets, regardless of how those assets were acquired, shall be reduced by depreciation or amortization, as the case may be, determined in accordance with the rules set forth in Regulations Section 1.704-1(b)(2)(iv)(f) and (g).

                  (d) The Agreed Values, as reduced by depreciation or amortization, of all noncash assets of the Partnership, regardless of how those assets were acquired, shall be adjusted from time to time to equal their gross fair market values, as agreed to by the Partners in writing, as of the following times:

                           (i) the acquisition of a Partnership Interest or an additional Partnership Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution;

                           (ii) the distribution by the Partnership of more than a de minimis amount of money or other property as consideration for all or part of a Partnership Interest in the Partnership; and

                           (iii) the termination of the Partnership for federal income tax purposes pursuant to Code Section 708(b)(1)(B).

         If, upon the occurrence of one of the events described in (i), (ii) or
(iii) above the Partners do not agree in writing on the gross fair market values of the Partnership's assets, it shall be deemed that the fair market values of all the Partnership's assets equal their respective Agreed Values immediately prior to the occurrence of the event and thus no adjustment to those values shall be made as a result of such event.

         "Agreement" means this Limited Partnership Agreement, as amended from time to time.

         "Bylaws, Rules and Regulations of the Medical Staff" means those bylaws, rules and regulations adopted for the Hospital's Medical Staff.

         "Capital Account" means with respect to each Partner or assignee an account maintained and adjusted in accordance with the following provisions:

                  (a) Each Person's Capital Account shall be increased by Person's Capital Contributions, such Person's distributive share of Profits, any items in the nature of income or gain that are allocated pursuant to the Regulatory Allocations and the amount of any Partnership liabilities that are assumed by such Person or that are secured by Partnership property distributed to such Person.

                  (b) Each Person's Capital Account shall be decreased by the amount of cash and the Agreed Value of any Partnership property distributed to such Person pursuant to any provision of this Agreement, such Person's distributive share of Losses, any items in the nature of loss or deduction that are allocated pursuant to the Regulatory Allocations, and the amount of any liabilities of such Person that are assumed by the Partnership or that are secured by any property contributed by such Person to the Partnership.

         In the event any Partnership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

         In the event the Agreed Values of the Partnership assets are adjusted pursuant to the definition of Agreed Value contained in this Agreement, the Capital Accounts of all Partners shall be adjusted simultaneously to reflect the aggregate adjustments as if the Partnership recognized gain or loss equal to the amount of such aggregate adjustment.

         The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed to comply with such Regulation, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Partner pursuant to Articles VI or VII hereof upon the dissolution of the Partnership. In the event the General Partner shall determine such adjustments are necessary or appropriate to comply with Regulations Section 1.704-1(b)(2)(iv), the General Partner shall adjust the amounts debited or credited to Capital Accounts with respect to (i) any property contributed by the Partners or distributed to the Partners and (ii) any liabilities secured by such contributed or distributed property or assumed by the Partners. The General Partner shall also make any other appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). In the event any Partnership Interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

         "Capital Contribution" means with respect to any Partner, the amount of money and the initial Agreed Value of any property (other than money) contributed to the Partnership with respect to the Partnership Interest of such Partner.

         "Cash Distributions" means net cash distributed to Partners resulting from Cash Flow from Operations or Cash from Sales or Refinancing, but shall not include cash payments made to the General Partner as its Management Fee for services or any amount in repayment of loans made by the Partners to the Partnership.

         "Cash Flow from Operations" means net cash funds provided from operations, exclusive of Cash from Sales or Refinancing, of the Partnership or investment of any Partnership funds, without deduction for depreciation, but after deducting cash funds used to pay or establish a reserve for expenses, debt payments, capital improvements, and replacements and for such other items as the General Partner reasonably determines to be necessary or appropriate; provided, without the consent of the Investor General Partner, the General Partner shall not use such net cash funds for the early repayment of Partnership debt.

         "Cash from Sales or Refinancing" means the net cash proceeds received by the Partnership from or as a result of any Sale or Refinancing of property after deducting (i) all expenses incurred in connection therewith, (ii) any amounts applied by the General Partner in its sole and absolute discretion toward the payment of any indebtedness and other obligations of the Partnership then due and payable, including payments of principal and interest on mortgages,
(iii) the payment of any other expenses or amounts owed by the Partnership to other parties to the extent then due and payable, and (iv) the establishment of any reserves deemed necessary by the General Partner in its sole and absolute discretion. If the proceeds of any sale or refinancing are paid in more than one installment, each such installment shall be treated as a separate Sale or Refinancing for the purposes of this definition.

         "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership, as filed with the Secretary of State of Texas as the same may be amended from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference herein to a specific section(s) of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Default Rate" means a per annum rate of return on a specified principal sum, compounded monthly, equal to the greater of (a) the Prime Rate plus 500 basis points, or (b) 18%, but in no event greater than the highest rate allowed by law.

         "Economic Interest" means and shall refer to that portion of the Partnership Interest of a Partner in the economic rights and benefits of the Partnership, including but not limited to all Profits, Losses and Cash Distributions. Such an Economic Interest will be measured by an amount equal to the Partner's percentage Partnership Interest in the Partnership as the same may be adjusted from time to time.

         "Economic Interest Owner" means a Person who has validly acquired a Partner's Economic Interest as permitted under this Agreement but who has not become a Partner. Such Person shall be entitled to the allocations of Profits and Losses and Cash Distributions under Article VI and VII to which the previous owner of the Economic Interest would have been entitled had such previous owner retained the Economic Interest. Unless and until such Economic Interest Holder is admitted as a Substitute Partner, it shall be a mere assignee of a Partner.

         "Entity" means any general partnership, limited partnership, limited liability company, limited liability partnership, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization.

         "Equipment" means the appropriate equipment and supplies required from time to time in connection with the development and operation of the Hospital.

         "Fiscal Year" means, with respect to the first year of the Partnership, the period beginning upon the formation of the Partnership and ending on the next September 30, with respect to subsequent years of the Partnership, the twelve month period beginning October 1 and ending September 30, and, with respect to the last year of the Partnership, the portion of the period beginning October 1 and ending with the date of the final liquidating distributions.

         "General Partner" means and shall refer to SAHMI. The powers, rights and duties of the General Partner to manage the affairs of the Partnership are specified or designated in this Agreement.

         "Governing Body" means a body created to govern Hospital affairs as further described at Section 11.1(g) of this Agreement.

         "Hospital" means an acute care general hospital specializing in all aspects of cardiology and cardiovascular care and surgery in San Antonio, Texas as further described in Section 2.3 of the Agreement.

         "Investor Entity" means an Entity that has an indirect or direct ownership interest in the Investor Limited Partner or the Investor General Partner.

         "Investor General Partner" means S.A.H.H. Hospital Management, LLC, a Texas limited liability company and general partner under this Agreement. The powers of the Investor General Partner with respect to the Partnership shall be limited to those expressly delegated to the Investor General Partner in this Agreement.

         "Investor Limited Partner" means S.A.H.H. Investment Group, Ltd., a Texas limited partnership.

         "Limited Partners" means the Limited Partners listed on the Information Exhibit attached hereto.

         "Management Fee" means the amounts payable to the General Partner pursuant to Section 5.6(a) for services rendered in managing the operations of the Partnership.

         "Management Services Agreement" means the agreement by and between the Partnership and SAHMI pursuant to which SAHMI will manage the day-to-day business and affairs of the Partnership.

         "Material Agreement" means any binding agreement which may not be canceled upon less than ninety (90) days notice and which calls for the expenditure of funds, or involves an obligation for financing, in excess of $100,000.00 exclusive of: (1) agreements or obligations contemplated by any budget, development plan, financing or construction contract approved by the General Partner as adjusted in Section 5.6(d) and Section 5.15(c)(iii); or
(2) agreements incurred in the ordinary course of business such as employment agreements, purchases of supplies and routine services and the like except for those agreements for amounts in excess of $500,000.00 (whether in a single transaction or a series of related transactions) that have not been previously included in the budget approved by the General Partner and Investor General Partner.

         "Material Decision" means any decisions regarding approvals of the development and operating budgets for the Hospital, the selection of the site for the Hospital, the design of the Hospital, the selection of the Hospital's senior administrator, strategic planning, the execution of managed care contracts and the execution of exclusive contracts to provide physician services to the Hospital.

         "Medical Director" means the individual designated as the medical director of the Hospital pursuant to a Medical Director Agreement.

         "Medical Staff" means the medical staff of the hospital owned and operated by the Partnership.

         "Organization Expenses" means those expenses incurred, either by the Partnership, on behalf of the Partnership or for which the Partnership has agreed to make reimbursement, in connection with the formation of the Partnership including such expenses as: (i) registration fees, filing fees, and taxes; and (ii) legal fees incurred in connection with any of the foregoing.

         "Owner" means an individual who, through an Investor Entity or otherwise, has a direct or indirect ownership interest in the Investor Limited Partner.

         "Partner" means and shall refer to the organizers of the Partnership (unless or until any such organizer has withdrawn) and each of the Persons identified as "Partners" in the then applying Information Exhibit attached hereto and incorporated herein by this reference. If a Person is already a Partner immediately prior to the purchase or other acquisition by such Person of an Economic Interest or Partnership Interest, such Person shall have all the rights of a Partner with respect to such purchased or otherwise acquired Partnership Interest or Economic Interest, as the case may be.

         "Partnership" means and shall refer to San Antonio Heart Hospital, LP, which was created upon the filing of the Certificate of Limited Partnership with the Office of the Secretary of State of Texas, to be operated under the name San Antonio Heart Hospital, LP, a Texas limited partnership, and to continue under this Agreement, as amended from time to time.

         "Partnership Interest" means all of a Partner's rights in the Partnership, including without limitation the Partner's share of Profits, Losses, Cash Distributions and other benefits of the Partnership, any right to vote, any right to participate in the management of the business and affairs of the Partnership, including the right to vote on, consent to, or otherwise participate in any decision or action of or by the Partners granted pursuant to this Limited Partnership

Agreement or the Act. The percentage Partnership Interest of each Partner, their Capital Contributions and other related information shall be listed on the Information Exhibit. The percentage Partnership Interests generally shall be based upon the pro rata Capital Contribution of each Partner.

         "Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such individual or Entity where the context so permits.

         "Practice" means the Entity through which an Owner primarily conducts his medical office practice.

         "Prime Rate" means the rate of interest as of the relevant day or time period as announced by the Bank of America, N.A. or its successor in interest from time to time as its prime or reference rate.

         "Profits and Losses" means, for each Fiscal Year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(l) shall be included in taxable income or loss), with the following adjustments:

         (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

         (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

         (c) Gain or loss resulting from dispositions of Partnership assets shall be computed by reference to the Agreed Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Agreed Value.

         "Project Costs" shall include, without limitation, all costs incurred by the Partnership in connection with the development and construction of the Hospital, including without limitation, land acquisition costs, equipment costs, architectural, design and engineering costs, legal and accounting costs, construction costs, construction period interest, pre-opening expenses, fees payable to the General Partner or its Affiliates, and other construction and development costs incurred in connection with the construction and development of the Hospital, which total amount shall finally be determined by the General Partner following the opening of the Hospital.

         "Refinancing" means any borrowing incurred or made to recapitalize the Partnership or the equity investment in, or to refinance any loan used to finance the acquisition of property.

         "Regulations" means rules, orders, and regulations issued pursuant to or under the authority of the Code and shall include revisions to and succeeding provisions as appropriate.

         "Regulatory Allocations" means those allocations of items of Partnership income, gain, loss or deduction set forth on the Regulatory Allocations Exhibit and designed to enable the Partnership to comply with the alternate test for economic effect prescribed in Regulations Section 1.704-1(b)(2)(ii)(d), and the safe-harbor rules for allocations attributable to nonrecourse liabilities prescribed in Regulations Section 1.704-2.

         "SAHMI" means and shall refer to San Antonio Hospital Management, Inc., which shall serve as the General Partner of the Partnership.

         "Sale" means the sale, exchange, involuntary conversion (other than a casualty followed by reconstruction), condemnation, or other disposition of property by the Partnership, except for dispositions of inventory items and personal property in the ordinary course of business and in connection with the replacement of such property.

         "Substitute General Partner" means a General Partner who succeeds the General Partner with all of the specific rights and powers of such General Partner under this Agreement.

         "Substitute Partner" means an assignee of a Partner who has been admitted to the Partnership and granted all the rights of a Partner in place of its assignor pursuant to the provisions of this Agreement. A Substitute Partner, upon its admission as such, shall replace and succeed to the rights, privileges, and liabilities of the Partner from whom it acquired its interest in the Partnership, to the extent of the Economic Interest assigned.

         "VHI" means Venture Holdings, Inc., an Arizona corporation, which shall be a Limited Partner of the Partnership.

                                    EXHIBIT D
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas Limited Partnership

                           DEVELOPMENT BUDGET EXHIBIT



See attached

                         San Antonio Heart Hospital, LP
                                Capital Expenses


FACILITY SIZE
         Total Beds                                     [***]
         Total Square Feet                              [***]
              Finished Square Feet                      [***]
              Shelled Square Feet                       [***]

CAPITAL EXPENSES                                                       Total
                                                                      Amount

Property:                                                              $[***]
         Land Cost                                                      [***]
         Building Construction                                          [***]
         Architectural Fees                                             [***]
         Interest During Construction                                   [***]
                                                                      -------
              Total Property                                           $[***]

Equipment                           Capacity
         Cath Labs                  [***]/labs/yr                      $[***]
         Operating Rooms            [***]/OR/yr                         [***]
         CVRU/Recovery                                                  [***]
         Radiology, Laboratory & Respiratory                            [***]
         Patient Care                                                   [***]
         Emergency                                                      [***]
         Management Information Systems                                 [***]
         Other Departments                                              [***]
         Interest                                                       [***]
                                                                      -------
              Total Equipment                                          $[***]

Loan Acquisition Costs:                                                 [***]

TOTALS                                                                 $[***]




[***] These sections of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT E
                                     TO THE
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                         SAN ANTONIO HEART HOSPITAL, LP
                           A Texas limited partnership


                             REGULATORY ALLOCATIONS


         This Exhibit contains special rules for the allocation of items of Partnership income, gain, loss and deduction that override the basic allocations of Profits and Losses in the Agreement to the extent necessary to cause the overall allocations of items of Partnership income, gain, loss and deduction to have substantial economic effect pursuant to Regulations Section 1.704-1(b) and shall be interpreted in light of that purpose. Subsection (a) below contains special technical definitions. Subsections (b) through (h) contain the Regulatory Allocations themselves. Subsections (i), (j) and (k) are special rules applicable in applying the Regulatory Allocations.

         (a) Definitions Applicable to Regulatory Allocations. For purposes of the Agreement, the following terms shall have the meanings indicated:

                  (i) "Partnership Minimum Gain" means the same as the meaning of "partnership minimum gain" set forth in Regulations Section 1.704-2(d), and is generally the aggregate gain the Partnership would realize if it disposed of its property subject to Nonrecourse Liabilities in full satisfaction of each such liability, with such other modifications as provided in Regulations Section 1.704-2(d). In the case of Nonrecourse Liabilities for which the creditor's recourse is not limited to particular assets of the Partnership, until such time as there is regulatory guidance on the determination of minimum gain with respect to such liabilities, all such liabilities of the Partnership shall be treated as a single liability and allocated to the Partnership's assets using any reasonable basis selected by the General Partner.

                  (ii) "Partner Nonrecourse Deductions" means losses, deductions or Code Section 705(a)(2)(B) expenditures attributable to Partner Nonrecourse Debt under the general principles applicable to "partner nonrecourse deductions" set forth in Regulations Section 1.704-2(i)(2).

                  (iii) "Partner Nonrecourse Debt" means any Partnership liability with respect to which one or more but not all of the Partners or related Persons to one or more but not all of the Partners bears the economic risk of loss within the meaning of Regulations Section 1.752-2 as a guarantor, lender or otherwise.


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

                  (iv) "Partner Nonrecourse Debt Minimum Gain" means the minimum gain attributable to Partner Nonrecourse Debt as determined pursuant to Regulations Section 1.704-2(i)(3). In the case of Partner Nonrecourse Debt for which the creditor's recourse against the Partnership is not limited to particular assets of the Partnership, until such time as there is regulatory guidance on the determination of minimum gain with respect to such liabilities, all such liabilities of the Partnership shall be treated as a single liability and allocated to the Partnership's assets using any reasonable basis selected by the General Partner.

                  (v) "Nonrecourse Deductions" means losses, deductions, or Code Section 705(a)(2)(B) expenditures attributable to Nonrecourse Liabilities (see Regulations Section 1.704-2(b)(1)). The amount of Nonrecourse Deductions for a Fiscal Year shall be determined pursuant to Regulations Section 1.704-2(c), and shall generally equal the net increase, if any, in the amount of Partnership Minimum Gain for that taxable year, determined generally according to the provisions of Regulations Section 1.704-2(d), reduced (but not below zero) by the aggregate distributions during the year of proceeds of Nonrecourse Liabilities that are allocable to an increase in Partnership Minimum Gain, with such other modifications as provided in Regulations Section 1.704-2(c).

                  (vi) "Nonrecourse Liability" means any Partnership liability (or portion thereof) for which no Partner bears the economic risk of loss under Regulations
                           Section 1.752-2.

                  (vii) "Regulatory Allocations" means allocations of Nonrecourse Deductions provided in Paragraph (b) below, allocations of Partner Nonrecourse Deductions provided in Paragraph (c) below, the minimum gain chargeback provided in Paragraph (d) below, the Partner nonrecourse debt minimum gain chargeback provided in Paragraph (e) below, the qualified income offset provided in Paragraph (f) below, the gross income allocation provided in Paragraph (g) below, and the curative allocations provided in Paragraph
                           (h) below.

         (b) Nonrecourse Deductions. All Nonrecourse Deductions for any Fiscal Year shall be allocated to the Partners in accordance with their percentage Partnership Interests.

         (c) Partner Nonrecourse Deductions. All Partner Nonrecourse Deductions for any Fiscal Year shall be allocated to the Partner who bears the economic risk of loss under Regulations Section 1.752-2 with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable.


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

         (d) Minimum Gain Chargeback. If there is a net decrease in Partnership Minimum Gain for a Fiscal Year, each Partner shall be allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of such net decrease in Partnership Minimum Gain, determined in accordance with Regulations
Section 1.704-2(g)(2) and the definition of Partnership Minimum Gain set forth above. This provision is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

         (e) Partner Nonrecourse Debt Minimum Gain Chargeback. If there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt for any Fiscal Year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt as of the beginning of the Fiscal Year, determined in accordance with Regulations Section 1.704-2(i)(5), shall be allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Sections 1.704-2(i)(4) and (5) and the definition of Partner Nonrecourse Debt Minimum Gain set forth above. This Paragraph is intended to comply with the Partner nonrecourse debt minimum gain chargeback requirement in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

         (f) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5), or (6), items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income, and gain for such year) shall be allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, any deficit in such Partner's Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible.

         (g) Gross Income Allocation. In the event any Partner has a deficit in its Adjusted Capital Account at the end of any Fiscal Year, each such Partner shall be allocated items of Partnership gross income and gain, in the amount of such Adjusted Capital Account deficit, as quickly as possible.

         (h)      Curative Allocations. When allocating Profits and Losses under
Article VI, such allocations shall be made so as to offset any prior allocations of gross income under Paragraph (g) above to the greatest extent possible so that overall allocations of Profits and Losses shall be made as if no such allocations of gross income occurred.

         (i) Ordering. The allocations in this Exhibit to the extent they apply shall be made before the allocations of Profits and Losses under Article VI and in the order in which they appear above.

         (j) Waiver of Minimum Gain Chargeback Provisions. If the General Partner determines that (i) either of the two minimum gain chargeback provisions contained in this

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

Exhibit would cause a distortion in the economic arrangement among the Partners, (ii) it is not expected that the Partnership will have sufficient other items of income and gain to correct that distortion, and (iii) the Partners have made Capital Contributions or received net income allocations that have restored any previous Nonrecourse Deductions or Partner Nonrecourse Deductions, then the General Partner shall have the authority, but not the obligation, after giving notice to the Partners, to request on behalf of the Partnership the Internal Revenue Service to waive the minimum gain chargeback or Partner nonrecourse debt minimum gain chargeback requirements pursuant to Regulations Sections 1.704-2(f)(4) and 1.704-2(i)(4). The Partnership shall pay the expenses (including attorneys' fees) incurred to apply for the waiver. The General Partner shall promptly copy all Partners on all correspondence to and from the Internal Revenue Service concerning the requested waiver.

         (k) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

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